EXHIBIT 10.9

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CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

PHOTOVOLTAIC EQUIPMENT MASTER

SUPPLY AGREEMENT

BETWEEN

FPL GROUP, INC.

AND

SUNPOWER CORPORATION, SYSTEMS

Dated as of April 21, 2009

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TABLE OF CONTENTS

      SECTION PAGE

1.	Product Sales and Purchase	1

2.	Prices; Payment; Taxes	5

3.	Delivery; Acceptance	9

4.	Packaging and Shipping	11

5.	Title and Risk of Loss	12

6.	Invoicing; Payment	12

7.	Inspection	13

8.	Warranties	13

9.	Intellectual Property Protections	13

10.	Confidential or Proprietary Information and Property	14

11.	Territory; Field of Use; Branding	15

12.	Infringement	15

13.	Change Orders	15

14.	Term; Events of Default; Termination	16

15.	Waiver	21

16.	Applicable Law	21

17.	Disputes; Jurisdiction & Venue	21

18.	Assignment	21

19.	Publicity	22

20.	Complete Agreement; Modifications	22

21.	Offset	22

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22.	Force Majeure	22

23.	Notices	25

24.	Limitation of Liability	25

25.	Export Compliance; FCPA	25

26.	Liens	26

27.	Insurance	27

28.	Indemnity	28

29.	Indemnity	29

30.	Letter of Credit	30

31.	Corporate Guarantees	32

32.	Conditions to Purchase	32

33.	Conversion Factor	32

34.	Substitution	32

35.	Opportunity to Bid	33

36.	Third Party Beneficiaries	33

37.	***	34

38.	***	34

39.	Defined Terms	35

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SCHEDULES

Schedule 1 – Basic Terms of Sale – Solar Panels and BOS Support Structure Equipment

Schedule 1 – Exhibit 1 – Equipment List and SunPower Scope of Supply

Schedule 2 – Form of Purchase Order

Schedule 3 – Warranties

Schedule 4 – Panel Warranty

Schedule 5 – Form of Letter of Credit

Schedule 6 – ***

Schedule 7 – Form of Supplier Certificate for Final Waiver of Liens

Schedule 8 – Basic Product Support

Schedule 9 – Acceptance and Degradation Testing

Schedule 10 – Form of Final Acceptance Certificate

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Photovoltaic Equipment Master Supply Agreement

This Photovoltaic Equipment Master Supply Agreement (the “Agreement”) is made and entered into as of April 21, 2009 (“Effective Date”) by and between SunPower Corporation, Systems, a company formed under the laws of Delaware (“SunPower”) and FPL Group, Inc., a company formed under the laws of Florida (“FPL Group”).

RECITALS

WHEREAS, SunPower is engaged in the business of manufacturing, importing and selling photovoltaic modules and balance of system photovoltaic support structure equipment;

WHEREAS, FPL Group is interested in the business of designing, constructing and installing solar electric systems utilizing photovoltaic modules and related equipment in the United States, Canada and the Caribbean (collectively, the “Territory”); and

WHEREAS, SunPower desires to sell to FPL Group, and FPL Group and its Affiliates desire to purchase from SunPower, photovoltaic modules and related equipment on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.           Product Sales and Purchase.

(a)            Product Description.                                           The description and specifications for the photovoltaic modules to be sold and purchased under this Agreement or any Purchase Order are set forth on Schedule 1 (collectively, with any *** provided by SunPower pursuant to Section 34, the “Solar Panels”).  The description and specifications for the balance of system equipment to be sold and purchased under this Agreement or any Purchase Order are also set forth on Schedule 1 (the “BOS Support Structure Equipment” and, together with the Solar Panels, the “Products”).  At any time prior to issuance of a Purchase Order for particular Products, SunPower may from time to time modify the description or specifications of such Products, upon two (2) months’ prior written notice to FPL Group; provided that such modifications shall not result in (i) any price increase or (ii) any material adverse effect in (including but not limited to an increase in any cost associated with) the performance, reliability or efficiency of the Products, in either case, without FPL Group’s prior written consent.

(b)            Firm Commitment Obligations; Purchase Orders.

(i)            SunPower guarantees availability and sale of Products under this Agreement or any Purchase Order on a monthly and annual, firm commitment basis equal to the Base Commitment plus any additional MW (up to 100 MWAC per year not to exceed the

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

quantities set forth in Schedule 1) with respect to any of years 2010, 2011 and 2012 requested by FPL Group or any Affiliate of FPL Group pursuant to the terms hereof (“Optional Additional Quantities”).  Subject to Section 1(c), FPL Group shall (and/or shall cause its Affiliates to) purchase on a monthly and annual, firm commitment basis an aggregate amount of Products equal to the Base Commitment plus any Optional Additional Quantities requested by FPL Group or any Affiliate of FPL Group pursuant to the terms hereof.  ***, any photovoltaic modules and balance of system equipment purchased by FPL Group Parties from SunPower or its Affiliates during the Term pursuant to an agreement (whether an EPC Contract, an amendment or change order to an existing agreement or otherwise) executed after the date of this Agreement shall count towards FPL Group’s satisfaction of the commitment to purchase the Base Commitment and the Optional Additional Quantities.  The Projects may be anywhere in the Territory, as determined by FPL Group.  The sole and exclusive remedies for failure of SunPower to fulfill such monthly and annual firm commitment obligations are the Liquidated Damages provided for in Section 3 and the remedies and liabilities set forth in Section 14.  The sole and exclusive remedies for failure of FPL Group to fulfill such monthly and annual firm commitment obligations are the Termination Payments.

(ii)            FPL Group shall provide SunPower with written notice (“Quantity Notice”) of the total quantity of Products per month that FPL Group and/or its Affiliates intend to purchase as Optional Additional Quantities under this Agreement for calendar year 2010, 2011and 2012 by July 1 of the previous year (each such date, a “Quantity Notice Date”)).  FPL Group and/or any Affiliate thereof shall be entitled to purchase Products pursuant to this Agreement by issuing to SunPower purchase orders, in minimum order quantities of 10 MWAC (or such lesser quantity as the Parties shall mutually agree in writing), in the form attached as Schedule 2 (the “Purchase Order”) so long as such quantities comply with the quantity limitations described in Schedule 1 and, solely with respect to Optional Additional Quantities, comply with the quantities set forth in the Quantity Notice; provided, however, that FPL Group and/or any Affiliate of FPL Group may purchase the Products from SunPower without a Purchase Order pursuant to a writing executed by SunPower and FPL Group or such Affiliate of FPL Group (including but not limited to any Products purchased by Florida Power & Light Company (“FPLC”) with respect to any exercise of its option to ***, with such changes as are necessary based on the different timing, site and Applicable Law requirements of the ***), but otherwise excluding any photovoltaic construction projects pursuant to agreements executed prior to the date of this Agreement) and such quantities of the Products so purchased for a given month during the Term shall be added to the quantities of the Products purchased by Purchase Order with respect to such Term for purposes of each Party satisfying its quantity commitment obligations under this Agreement, including but not limited to the Base Commitment and any Optional Additional Quantities requested by Purchasing Entities pursuant to the terms hereof.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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 (iii)            If a Purchase Order is issued by FPL Group or any of its Affiliates to SunPower in compliance with the requirements of Section 1(b)(ii), then (a) subject to the provisions of this clause (iii) below, SunPower agrees that the terms of such Purchase Order shall be valid and binding on SunPower whether or not SunPower acknowledges or accepts such Purchase Order or countersigns such Purchase Order and (b) such Purchase Order shall be binding on the Purchasing Entity and the Purchasing Entity shall be bound by the terms and conditions of this Agreement as incorporated into such Purchase Order.  Subject to the provisions of this clause (iii) below, upon SunPower’s receipt of a Purchase Order complying with the requirements of Section 1(b)(ii), SunPower shall countersign such Purchase Order and return same to the Purchasing Entity within fifteen (15) days after such receipt.  FPL Group is not a party to any Purchase Order (unless it issues the Purchase Order as the Purchasing Entity) and shall not be responsible for the obligations of any Purchasing Entity under this Agreement or any Purchase Order or any obligation stated as an obligation of “FPL Group” under a Purchase Order due to the incorporation of this Agreement into a Purchase Order.  A Purchasing Entity is not a party to this Agreement but is a party to the relevant Purchase Order and all Purchase Orders incorporates this Agreement by reference.  The foregoing, however, does not limit or waive any provision of Section 31 hereof or any obligation of FPL Group under this Agreement or a Purchase Order to which it is a Party.  Notwithstanding the foregoing provisions of this clause (iii), to the extent the terms of any Purchase Order impose obligations upon SunPower in addition to the requirements stated in Section 1(b)(ii), SunPower shall not assume such obligations unless and until it countersigns such Purchase Order.  Without limiting the generality of the preceding sentence, SunPower shall confirm the shipping plan and dates for such Purchase Order to the relevant Purchasing Entity by written notice or e-mail transmission delivered to such Purchasing Entity within fifteen (15) calendar days following SunPower’s receipt of such Purchase Order.  Subject to Section 5, in the event of any conflict between the terms of the Purchase Order and this Agreement, the terms of this Agreement shall prevail.

(iv)            Within thirty (30) days after receipt of a Purchase Order, SunPower shall deliver to the relevant Purchasing Entity SunPower’s standard manuals that are described in Section 7 of Schedule 8 (“Installation and O&M Manual”).

(c)           FPL Group Notice of Non-Order.

(i)           Notwithstanding Section 1(b), FPL Group or any Purchasing Entity may provide SunPower written notice at any time that it elects to purchase less than, or none of, the quantity of Products otherwise applicable to a given month pursuant to Schedule 1 (such lower quantity being referred to as the “Reduced Monthly Quantity”; the excess of the quantity of Products otherwise applicable to such month pursuant to Schedule 1 over such Reduced Monthly Quantity, being referred to as the “Terminated Monthly Quantity”), subject to the payment of any applicable Termination Payments pursuant to this Section 1(c).  In such event, the Parties’ monthly and annual firm commitment obligations as set forth on Schedule 1 shall be deemed to be revised to reflect the Reduced Monthly Quantity for the applicable period.  Notwithstanding the foregoing, FPL Group may not reduce its firm commitment obligations for a given month pursuant to the previous sentence if FPL Group or any Purchasing Entity purchases (other than Excluded Purchases) photovoltaic modules or photovoltaic support structure equipment from

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third parties for delivery during such month.  Any such Terminated Monthly Quantity shall first be applied to any incremental Optional Additional Quantities for the applicable calendar year prior to application to the Base Commitment for such calendar year.

(ii)           Prior to FPL Group’s purchase of photovoltaic modules or photovoltaic support structure equipment from third parties with respect to any month in which FPL Group has purchased the quantity of Products contemplated for such month on Schedule 1, FPL Group shall offer SunPower a right of first offer to provide Products for such month (a) up to the quantity contemplated for purchase from such third parties and (b) for the price and upon the other terms applicable to sales of Products hereunder or under any Purchase Order.  FPL Group’s obligation to offer SunPower such right of first offer shall only apply to the extent of the aggregate Terminated Monthly Quantities during all prior periods (minus any quantities of Products previously sold by SunPower pursuant to such right of first offer).  SunPower shall have fourteen (14) days after receipt of a notice of a right of first offer from FPL Group to accept or reject FPL Group’s offer.

(iii)            FPL Group’s (or, with respect to Products it is purchasing pursuant to a Purchase Order, the relevant Purchasing Entity’s) liability for any Terminated Monthly Quantity shall be as follows:

Termination Schedule for 2010 Deliveries
Milestone (based upon date of notice of termination)	Percentage of Purchase Price of Such Terminated Monthly Quantity (“Termination Liability”)
More than *** calendar days prior to the Guaranteed Delivery Date for such Products	***%
*** calendar days or less prior to the Guaranteed Delivery Date for such Products but more than *** calendar days prior to the Guaranteed Delivery Date for such Products	***%
*** calendar days or less prior to the Guaranteed Delivery Date for such Products
***% plus the product of (i) ***% and (ii) the ratio of (A) *** days minus the number of calendar days remaining from the notice of termination date until the Guaranteed Delivery Date over (B) *** calendar days (but no event to exceed 100%)

Termination Schedule for 2011 and 2012 Deliveries
Milestone (based upon date of notice of termination)	Termination Liability
More than *** calendar days prior to the Scheduled Shipment Date	***%
*** calendar days or less prior to the Scheduled Shipment Date for such Products but more than *** calendar days	***% for Base Commitment and ***% for Optional Additional Quantities

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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prior to the Scheduled Shipment Date
*** calendar days or less prior to the Scheduled Shipment Date for such Products
***% plus the product of (i) ***% and (ii) the ratio of (A) *** calendar days minus the number of calendar days remaining from the notice of termination date until the Scheduled Shipment Date over (B) *** calendar days (but no event to exceed 100%)

Notwithstanding any provision in this Agreement or any Purchase Order to the contrary, (I) FPL Group (or, with respect to Products it is purchasing pursuant to a Purchase Order, the relevant Purchasing Entity) may terminate any or all 2010 deliveries on or before ***, 2009 with *** Termination Liability (***%) to SunPower and (II) the aggregate Termination Liability for any Products scheduled for delivery in a given calendar year that are terminated on or after *** of the immediately preceding calendar year will be the greater of (A) the Termination Liability applicable thereto as provided in the tables above and (B) *** percent (***%) of the Purchase Price of such terminated Products.  The amount due and payable to SunPower with respect to any Terminated Monthly Quantity (a “Termination Payment”) shall be the excess, if any, of the Termination Liability applicable to such Terminated Monthly Quantity pursuant to this Section 1(c) over any payments made by the date of termination to SunPower for such Terminated Monthly Quantity (including the portion of the Deposit(s) described below related thereto, the “Terminated Monthly Quantity Prior Payments”).  In the event that the Terminated Monthly Quantity Prior Payments exceeds the Termination Liability applicable to such Terminated Monthly Quantity (the “Terminated Monthly Quantity Refund Amount”), no Termination Payment shall be due and payable by FPL Group or the relevant Purchasing Entity, as applicable, with respect to such Terminated Monthly Quantity and SunPower shall refund to FPL Group or such Purchasing Entity, as applicable, the Terminated Monthly Quantity Refund Amount applicable thereto.

(iv)           The Parties agree that the commitment obligations of FPL Group to purchase the Base Commitment plus any Optional Additional Quantities requested by FPL Group or any Affiliate of FPL Group pursuant to the terms hereof, as may be reduced in accordance with this Section 1 shall also be reduced by the Products covered by Purchase Orders terminated pursuant to Sections 14(c) and 14(g).

(d)           Additional Capacity.                                           Subject to the availability of capacity and/or adequate prior notice to SunPower, SunPower will supply as Products under this Agreement any photovoltaic modules and balance of system equipment requested by FPL Group or any Affiliate thereof in quantities greater than the Base Commitment and the Optional Additional Quantities under the same pricing and other terms and conditions as the Base Commitment and the Optional Additional Quantities.  SunPower and FPL Group shall communicate with each other on a regular, periodic basis to communicate their supply and demand capacities, respectively. SunPower will promptly notify FPL Group if SunPower expects an increase or decrease in its capacity.

(e)            Subcontracting.  Except as expressly permitted pursuant to Section 18 of this Agreement, no obligation, duty, interest or right under this Agreement or any Purchase Order

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shall be subcontracted, assigned, transferred, delegated or otherwise disposed of by SunPower without FPL Group’s prior written approval.

(f) Basic Product Support.  SunPower shall provide to each Purchasing Entity, at no additional cost, the basic Product support services described in Schedule 8.

2.           Prices; Payment; Taxes.

(a) Prices.           Except as otherwise stated in this Section 2 and on Schedule 1, the Purchase Prices for the Products shall be paid under Purchase Orders issued by the relevant Purchasing Entity on a per-WattDC basis as set forth on Schedule 1, and shall be subject to adjustment as stated on Schedule 1.  The Purchase Prices for the Products shall be determined by the year of the Scheduled Shipment Date stated in the Purchase Order, as more fully described on Schedule 1.

(b) Payments.

(i) With respect to calendar years 2010, 2011 and 2012, the relevant Purchasing Entity shall pay the Purchase Price for the applicable quantity of the Products pursuant to the following schedules:

Deposits for 2010 Base Commitment (100 MWAC)
Payment	Invoice Date
Deposit of ***% of Purchase Price on lesser of (i) 100MWAC of Product and (ii) aggregate of Reduced Monthly Quantities of Base Commitment of Product for 2010 (the “2010 Base Commitment Deposit”)	January 1, 2010
Milestone Payment Schedule for 2010 Base Commitment (100 MWAC)
Payment	Invoice Date
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for 2010	Later of (i) January 1, 2010 and (ii) *** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for 2010	Later of (i) January 1, 2010 and (ii) *** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for 2010	Later of (i) January 1, 2010 and (ii) *** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for 2010	Delivery of such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for 2010	*** calendar days following Delivery of such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for 2010	Final Acceptance (as defined in Section 3 below) of such Product

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Deposits for 2010 Optional Additional Quantities
Payment	Invoice Date
Initial deposit of ***% of Purchase Price on total quantity of Product requested by FPL Group above Base Commitment on Quantity Notice Date with respect to 2010 (the “2010 Additional Quantity Deposit”, together with the 2010 Base Commitment Deposit, the “2010 Deposits”)
January 1, 2010
Milestone Payment Schedule for 2010 Optional Additional Quantities
Payment	Invoice Date
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for 2010	Later of (i) January 1, 2010 and (ii) *** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for 2010	Later of (i) January 1, 2010 and (ii) *** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for 2010	Site delivery date for such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for 2010	*** calendar days following Delivery of such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for 2010	Final Acceptance of such Product
Deposits for 2011 and 2012 Base Commitment (100 MWAC)
Payment	Invoice Date
Deposit of ***% of Purchase Price on total quantity of Product requested by FPL Group on Quantity Notice Date with respect to applicable year (the “2011/2012 Base Commitment Initial Deposit”)	*** calendar days prior to first Scheduled Shipment Date of Product for an applicable year
Additional deposit of ***% of Purchase Price on lesser of (1) 100MWAC and (ii) aggregate of Reduced Monthly Quantities of Base Commitment of Product for the applicable year( the “2011/2012 Base Commitment Additional Deposit”)
*** calendar days prior to the beginning of each applicable year
Milestone Payment Schedule for 2011 and 2012 Base Commitment (100 MWAC)
Payment	Invoice Date
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for the applicable year	*** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for the applicable year	*** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for the applicable year	*** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for the applicable year	Delivery of such Product

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for the applicable year	*** calendar days following Delivery of such Product
***% of Purchase Price of specified Product ordered pursuant to a Purchase Order for the applicable year	Final Acceptance of such Product
Deposits for 2011 and 2012 Optional Additional Quantities
Payment	Invoice Date
Initial deposit of ***% of Purchase Price on total quantity of Product requested by FPL Group above Base Commitment on Quantity Notice Date with respect to 2011 and 2012 (the “2011/12 Additional Quantity Initial Deposit”, together with the 2011/2012 Base Commitment Initial Deposit and the 2011/2012 Base Commitment Additional Deposit, the “2011/2012 Deposits”, together with the 2010 Deposits, the “Deposits”)
Later of (i) *** calendar days prior to first Scheduled Shipment Date of Product for an applicable year and (ii) or *** calendar days after the applicable Quantity Notice Date
Milestone Payment Schedule for 2011 and 2012 Optional Additional Quantities
Payment	Invoice Date
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for the applicable year	*** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for the applicable year	*** calendar days prior to Scheduled Shipment Date for such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for the applicable year	Site delivery date for such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for the applicable year	*** calendar days following Delivery of such Product
***% of Purchase Price of specified Product ordered above Base Commitment pursuant to a Purchase Order for the applicable year	Final Acceptance of such Product

(ii)            Each of the Deposits shall be calculated assuming that the BOS Support Structure Equipment related thereto shall include SunPower’s Tracker T0 (as more particularly described in Schedule 1).  At such time as different BOS Support Structure Equipment is specified (e.g. in a particular Purchase Order), SunPower shall have the right to invoice the relevant Purchasing Entity for an amount equal to the difference between (a) the amount of the Deposits on such date and (b) the amount that the Deposits would have been on such date if such Deposits had been made based on a price including such specified BOS Support Structure Equipment.  Such amount will be paid by FPL Group or the Purchasing Entity, as applicable, in accordance with Section 6.

(iii)            In the event that FPL Group (or any Affiliate thereof) enters into an engineering, procurement and construction contract (an “EPC Contract”) with SunPower (or any Affiliate thereof) with respect to the Products, the payment terms provided for above shall be superseded by the payment terms set forth in such EPC Contract.

(iv)            Any payments due on a day that is a Saturday, Sunday or a legal holiday in the State of Florida shall be due on the next succeeding day that is not a Saturday, Sunday or a legal holiday in the State of Florida.

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(c)            Taxes.   SunPower is responsible for and shall pay all Taxes, if any, due under this Agreement, any Purchase Order or relating to SunPower’s obligations hereunder or under any Purchase Order, including all present or future foreign, federal, state, county, municipal or other excise or similar taxes levied with respect to the sale of the Products, excepting all sales and use taxes (if any) assessed by governmental authorities within United States.  On and after the transfer of title to any of the Products, the applicable Purchasing Entity is responsible for and shall pay all future taxes resulting from ownership of such Products.  SunPower expressly agrees that FPL Group and its Affiliates shall incur no liability or expense under this Agreement or any Purchase Order due to change in tax or duty requirements, excluding sales and use tax assessed by governmental authorities within United States.  Any increase in taxes or duties, excluding sales and use tax assessed by governmental authorities within United States, shall be at the expense of SunPower and not FPL Group or any of its Affiliates.  Neither FPL Group nor any Affiliate thereof shall be obligated to pay, and shall be immediately reimbursed by SunPower if FPL Group or any FPL Group Affiliate does pay, any taxes, penalties or interest charges levied or assessed by reason of any failure of SunPower to comply with this Agreement, any Purchase Order, applicable laws or governmental regulations, and SunPower shall indemnify and save FPL Group and its Affiliates harmless from the payment of any and all such taxes, penalties and interest; provided that the foregoing shall not affect the responsibility of FPL Group or its Affiliates to pay their duly owed sales and use taxes assessed by governmental authorities within the United States.

3.           Delivery; Acceptance.

(a)           Time of delivery or performance of this Agreement is of the essence.  SunPower shall give immediate written notice to FPL Group or the applicable Purchasing Entity setting forth the length of and reason for any anticipated delay.  SunPower hereby guarantees that, subject to Section 22, it shall supply and deliver each of the Products to the delivery point specified in a given Purchase Order (each, a “Delivery Point”) on or prior to the scheduled delivery date therefor specified in such Purchase Order (with respect to such Products and such Delivery Point, a “Guaranteed Delivery Date”).  Without the prior written approval of the applicable Purchasing Entity, SunPower shall not deliver any of the Products earlier than 14 days prior to the Guaranteed Delivery Date for such Products.

(b)           If SunPower fails to achieve Delivery of a Product by the Guaranteed Delivery Date therefor, SunPower shall pay an amount equal to *** percent (***%) of the Purchase Price of such Product, as liquidated damages and not as a penalty, for each and every *** period of  delay in Delivery of such Product after the Guaranteed Delivery Date (“Liquidated Damages”); provided, however, that with respect to any given Purchase Order, SunPower shall have no obligation to pay Liquidated Damages aggregating in excess of *** percent (***%) of the total Purchase Price of the Products purchased pursuant to such Purchase Order (the “PO LD Cap”); provided, further, however, that at such time that the Liquidated Damages with respect to any Purchase Order equals the PO LD Cap related thereto and the related Products have not been delivered to the Delivery Point, SunPower shall ship such Products as soon as possible to the Delivery Point via air freight at SunPower’s sole cost and expense (notwithstanding anything in Section 4 to the contrary).  It is understood and agreed between the Parties hereto that the terms,

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conditions and amounts fixed as liquidated damages for a delay in Delivery as described above are reasonable, considering the damages that the applicable Purchasing Entity would sustain in such event, and that these amounts are agreed upon and fixed as liquidated damages, and not as a penalty, because of the difficulty of ascertaining the exact amount of damages that would be sustained as a result of such delays.  If any Liquidated Damages are due hereunder or under any Purchase Order, FPL Group or the Purchasing Entity shall have the option to: (i) offset such Liquidated Damages sum against any future payment to be made by FPL Group or such Purchasing Entity hereunder or under any Purchase Order or (ii) require SunPower to pay such Liquidated Damages within thirty (30) days after FPL Group’s or such Purchasing Entity’s written request therefor.

(c)           In the event that, during any *** (***) day period, SunPower fails to deliver Products to the Delivery Point on or prior to the Guaranteed Delivery Date therefor of at least *** percent (***%) of the Products under a Purchase Order having a Guaranteed Delivery Date during such thirty (30) days, FPL Group and any Purchasing Entity shall have the right to demand in writing that SunPower provide to FPL Group and the Purchasing Entities a written recovery plan, within fourteen (14) calendar days of the date of SunPower’s receipt of the written demand, that will demonstrate (i) achievement of the Delivery obligations of SunPower hereunder or under any Purchase Order for such missed Guaranteed Delivery Date at the earliest possible date and (ii) Delivery of all Products under such Purchase Order within *** (***) days after the last Guaranteed Delivery Date under such Purchase Order, and SunPower shall promptly implement any such recovery plan.  Such recovery plan shall include, without limitation, reasonable evidence of increases in SunPower’s work force, increases in the number of shifts, overtime operations, additional days of work per week, additional shipping media and/or vehicles and such other evidence as is reasonably necessary to address the delay(s) to enable the future timely delivery of the Products by the Guaranteed Delivery Dates, except to the extent SunPower reasonably determines that any such steps are not reasonably necessary to address the delay(s), so long as SunPower provides a reasonable explanation of such exclusion in such recovery plan.  Approval by FPL Group or any Purchasing Entity of such plan shall not (i) be deemed in any way to have relieved SunPower of its obligations under this Agreement or any Purchase Order relating to the failure to deliver the Products by the Guaranteed Delivery Dates therefor, (ii) be a basis for an increase in the price of the Products; or (iii) limit the rights of FPL Group or any Purchasing Entity to Liquidated Damages to which it may otherwise be entitled under this Agreement or any Purchase Order.  Further, SunPower acknowledges that the implementation of any such recovery plan may result in material additional costs and expenditures for SunPower (including by way of overtime, additional crews and/or additional shifts).  SunPower agrees that it shall not be entitled to any additional compensation or increase in the purchase price in connection with the implementation of any such recovery plan.  Notwithstanding any other provision to the contrary contained herein, neither FPL Group nor any Purchasing Entity shall have any obligation to make payments to SunPower hereunder or under any Purchase Order to such extent as may be necessary in FPL Group’s reasonable opinion to protect FPL Group or any Purchasing Entity from loss because of SunPower’s failure to deliver a recovery plan reasonably acceptable to FPL Group and such Purchasing Entity or the failure of SunPower to cause the delivery of the Products to conform to any such recovery plan accepted by FPL Group and such Purchasing Entity.

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(d)           Each Purchase Order shall contain a schedule for installation and energization of the Products in such Purchase Order.  When SunPower determines that all of the requirements for Final Acceptance (as defined below) (other than execution of a certificate issued by the applicable Purchasing Entity indicating that Final Acceptance has been achieved by SunPower (the “Final Acceptance Certificate”)) for all of the Products under a particular  Purchase Order scheduled to be installed and energized by such Purchasing Entity in a given calendar month, SunPower shall submit a proposed Final Acceptance Certificate, in substantially the form attached hereto as Schedule 10, to such Purchasing Entity.  As soon thereafter as reasonably practicable, a team consisting of representatives of the applicable Purchasing Entity, the Financing Parties (as defined in Section 29 below), if any, any independent engineer retained by such Financing Parties and SunPower shall make a final inspection of the Products.  Within fourteen (14) calendar days following such final inspection, the applicable Purchasing Entity, with the consent of the Financing Parties, if applicable, shall notify SunPower in writing whether SunPower has fulfilled the requirements of this Agreement to reach Final Acceptance (other than execution of the Final Acceptance Certificate by the applicable Purchasing Entity).  If such requirements have been fulfilled, the applicable Purchasing Entity will execute the proposed Final Acceptance Certificate.  If the requirements for Final Acceptance have not been fulfilled, then the applicable Purchasing Entity shall deliver a written notice to such effect to SunPower describing in reasonable detail the deficiencies noted and corrective action recommended, including projected target dates for the completion of such incomplete or remedial work.  SunPower shall promptly act to correct any such deficiencies.  The procedure set forth in this Section 3(d), shall be repeated as necessary, until the earlier of:  (i) the date on which SunPower has fulfilled the requirements for the issuance of the Final Acceptance Certificate and the applicable Purchasing Entity execute such certificate; or (ii) termination of the relevant Purchase Order.  For purposes of this Agreement, “Final Acceptance” shall mean that all of the following have occurred with respect to each of the Products: (a) assuming that the Products have been installed in accordance with SunPower’s Installation and O&M Manual, the Products are capable of being operated in a safe, normal, reliable and continuous manner in accordance with Applicable Laws and any applicable permits (excluding for this purpose all variances or waivers of any applicable permits) and this Agreement and the relevant Purchase Order at all operating conditions and modes specified in this Agreement or such Purchase Order; (b) there are no Defects; (c) any and all Liens known or should have been known by SunPower in respect to the Products or any fixtures, personal property or equipment included in SunPower’s obligations under this Agreement or such Purchase Order created by, through or under, or as a result of any act or omission of, SunPower or any subcontractor, vendor or other Person providing labor or materials in connection with such obligations shall have been released or bonded in form reasonably satisfactory to FPL Group; (d) provided that the Purchasing Entity has paid SunPower all undisputed amounts then due and payable to SunPower hereunder or under such Purchase Order, SunPower has delivered to the applicable Purchasing Entity a lien waiver and release, in substantially the form of Schedule 7; (e) SunPower shall have paid all Liquidated Damages due to such Purchasing Entity, if any; (f) (i) the Products have been energized and are delivering electricity to the interconnected high voltage transmission grid or (ii) such energization and delivery is not possible for any reason other than the fault of the Products, SunPower or its Affiliates and at least one hundred and five (105) days have expired since Delivery of such Products to the Delivery Point; (g) all other outstanding obligations of SunPower hereunder or under such Purchase Order with respect to such Products that the

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applicable Purchasing Entity has notified SunPower of shall have been satisfied, *** and *** described in Schedule 9; and (h) the applicable Purchasing Entity has approved of and signed the Final Acceptance Certificate pursuant to this paragraph of Section 3.

4.           Packaging and Shipping.                                           SunPower shall bear all costs associated with packaging or storing the Products until shipment to the relevant Purchasing Entity pursuant to the shipping terms below. All Products shall be packaged, marked, and otherwise prepared in accordance with good commercial practices to reduce the risk of damage, to help minimize shipping rates, and in accordance with all applicable federal, state and local packaging and transportation laws and regulations. An itemized packing list shall accompany each shipment. Within fourteen (14) days of shipping, SunPower shall deliver to the relevant Purchasing Entity via e-mail a bill of materials showing unit serial numbers and factory test results.  The relevant Purchasing Entity shall bear all costs associated with SunPower’s shipment of the Products to the Delivery Point from either (i) the North American (excluding Alaska) manufacturing facility for Products manufactured therein or (ii) the North American (excluding Alaska) port of entry for Products manufactured outside of such region, in an amount equal to SunPower’s actual and demonstrable third party, out of pocket shipping cost plus ***%.  SunPower shall bear all costs associated with shipping any of the Products manufactured outside of North America (excluding Alaska) to the North American port of entry.

5.           Title and Risk of Loss.                                           Notwithstanding SunPower’s obligation to deliver the Products to the Delivery Point pursuant to Section 3, title and risk of loss with respect to the Products shall pass to the relevant Purchasing Entity either (i) with respect to any of the Products that are manufactured in North America (excluding Alaska) and will be shipped to the Delivery Point from North America (excluding Alaska), Ex Works (EXW) (as defined in Incoterms 2000) SunPower’s North American (excluding Alaska) manufacturing facility or (ii) with respect to any of the Products that are manufactured outside of North America and will be shipped to the Delivery Point from outside North America, Free Carrier (FCA) (as defined in Incoterms 2000) North American (excluding Alaska) port of entry, unless the Parties mutually agree to other shipping terms on the applicable Purchase Order.  Without limiting the generality of the foregoing, FPL Group specifically acknowledges that the relevant Purchasing Entity is solely responsible for providing adequate insurance for the Products after risk of loss transfers pursuant to this Section 5.

6.           Invoicing; Payment.

(a)           The Parties shall agree on a form of invoice.  SunPower’s right to receive any payment to be paid to it hereunder or under any Purchase Order is conditioned upon its submitting to FPL Group or the relevant Purchasing Entity (as applicable), in a form reasonably acceptable to FPL Group or such Purchasing Entity (as applicable), (i) an invoice and supporting documentation and (ii) with respect to any final payment with respect to the Products in connection with Final Acceptance, a duly executed written final lien waiver and release from SunPower in the form set forth therefor in Schedule 7.  Each payment shall be payable *** (***) days after satisfaction of the foregoing conditions.  Invoices shall be dated to reflect the actual transmittal date.  Invoices which are not correct or properly documented shall be returned to

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SunPower.  Corrected invoices shall be re-dated and retransmitted.  Payments owing by SunPower, FPL Group or a Purchasing Entity hereunder or under any Purchase Order not paid by the end of the cure period provided for in Section 14 shall bear interest from the date due until the date paid at a rate per annum equal to the rate published by the Wall Street Journal as the “prime rate” on the date on which such interest begins to accrue plus *** percent (***%).

(b)           FPL Group and any Purchasing Entity shall be entitled at all times to set-off any amount due from SunPower to FPL Group or such Purchasing Entity against any amount payable by FPL Group or such Purchasing Entity to SunPower, including but not limited to the following: (i) the amount of Liquidated Damages that are due and payable pursuant to this Agreement or any Purchase Order and (ii) amounts as may be necessary in the FPL Group Parties’ reasonable opinion to protect the FPL Group Parties from loss because of (A) Defects that have not been remedied; (B) any indemnifiable claim hereunder or under any Purchase Order filed against the FPL Group Parties (including any Lien); (C) the failure of SunPower to make payments when due to subcontractors or vendors; (D) damage to the FPL Group Parties or another contractor, including damage to the property of the FPL Group Parties but only to the extent SunPower may be liable for such damage pursuant to this Agreement or any Purchase Order; and (E) the occurrence of a SunPower Event of Default. Failure or forbearance on the part of FPL Group or a Purchasing Entity in withholding any amounts due under an invoice shall not be construed as accepting or acquiescing to any disputed claims.  In addition, the making of any payment by FPL Group or any Purchasing Entity shall not constitute an admission by it that the Products or the delivery thereof covered by such payment (or any Products previously provided) is satisfactory or timely, and FPL Group and such Purchasing Entity shall have the same right to challenge the satisfactoriness and timeliness thereof as if it had not made such payment.  If, after any such payment has been made, it is subsequently determined by FPL Group or a Purchasing Entity, acting reasonably, that SunPower was not entitled to all or a portion of any such payment, SunPower shall promptly refund all or a portion of such payment to FPL Group or such Purchasing Entity, as applicable.  SunPower shall not have any rights of termination or suspension as a result of FPL Group’s or a Purchasing Entity’s exercise or attempted exercise of its right to withhold payments from SunPower under this Section 6.  After SunPower remedies the cause of withholding identified pursuant to this Section 6, payment shall be made for the amounts withheld within *** (***) days after SunPower’s demand therefor.

(c)           Acceptance by SunPower of any payment shall constitute a release by SunPower of FPL Group and its Affiliates from all Liens (whether statutory or otherwise and including mechanics’ or suppliers’ liens), claims and liability hereunder and under any Purchase Order with respect to such payment.  No payment by FPL Group or any Affiliate thereof shall be deemed a waiver by FPL Group or its Affiliates of any obligation of SunPower under this Agreement or any Purchase Order.

7.           Inspection.                      All Products may be inspected by FPL Group or a Purchasing Entity on SunPower's premises during normal business hours, in which case SunPower will provide without additional charge, all reasonable facilities and assistance for such inspections. Any FPL Group or Purchasing Entity employees visiting SunPower facilities for purposes of such inspection shall be qualified to conduct the applicable inspections and shall abide by SunPower’s policies and rules, including confidentiality policies.  No inspection, approval, or acceptance of

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the Products shall relieve SunPower from responsibility for any defects in the Products or other failures to satisfy its warranties.

8.           Warranties.                      All of the Products shall be warranted as provided in Schedules 3 and 4.

9.           Intellectual Property Protections.

(a)           SunPower hereby grants to FPL Group and its Affiliates an irrevocable, perpetual, non-transferable, non-exclusive, royalty-free license to use all patents, copyrighted or uncopyrighted work, secret processes, trade secrets, patented or unpatented inventions, articles or appliances, specifications, designs, drawings, data, technical information and any other intellectual property right or proprietary information (collectively, “Intellectual Property Rights”) of SunPower in respect of the Products or such Intellectual Property Rights now or hereafter owned or controlled by SunPower to the extent reasonably necessary for the operation, maintenance, and repair of the Products purchased pursuant to this Agreement or any Purchase Order.  Except as provided in this Section 9, no Intellectual Property Rights are either expressly or impliedly licensed under this Agreement or any Purchase Order, and such Intellectual Property Rights are expressly reserved by SunPower.

(b)           In recognition of the proprietary technology and confidential information that FPL Group and its Affiliates will receive from SunPower as a result of the transactions contemplated by this Agreement, FPL Group agrees not to (and shall cause its Affiliates, including Purchasing Entities, not to), directly or indirectly, manufacture anywhere in the world, any Solar Panel or any BOS Support Structure Equipment (that includes proprietary trade secrets, confidential information or technology held by SunPower or its Affiliates or is covered by patent rights held by, or for which patent applications are or have been submitted by, SunPower or its Affiliates in the United States or the European Union) other than pursuant to a mutually acceptable written agreement between FPL Group and SunPower; provided that the purchase of any solar panel or any support structure equipment (whether through an engineering, procurement or construction contract or other agreement) shall not be considered a violation of this sentence.  The foregoing shall in no way restrict FPL Group Parties’ ability to manufacture solar panels that (i) are not the Solar Panels offered by SunPower hereunder and (ii) do not utilize SunPower’s proprietary trade secrets or technology embodied in the Solar Panels or confidential information of SunPower or its Affiliates obtained by FPL Group in connection with the transactions contemplated by this Agreement.  As used in this Agreement, “Affiliate” means, with respect to a particular Person, any individual, partnership, corporation, limited liability company, or other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

10.           Confidential or Proprietary Information and Property.                                                                                     SunPower shall (and shall cause its Affiliates to) and, FPL Group shall (and shall cause its Affiliates, including Purchasing Entities, to), keep confidential and otherwise protect from disclosure all information and property (“Confidential Information”) obtained from the other Party in connection with this Agreement or any Purchase Order (other than to its Affiliates, contractors (or potential contractors), subcontractors, vendors, consultants, advisors, Financing Parties (or potential Financing Parties), employees, directors, officers, agents or representatives in relation to a Project or to any

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purchaser of a Project or a direct or indirect interest in any Purchasing Entity) unless otherwise expressly authorized herein or by the non-disclosing Party in writing or unless otherwise required by applicable law, rule or regulation.  Confidential Information shall not include (a) information which is or becomes publicly available other than as a result of a violation of this Agreement; (b) information which is or becomes available on a nonconfidential basis from a source which is not known to the receiving Party to be prohibited from disclosing such information pursuant to a legal, contractual or fiduciary obligation to the disclosing Party; or (c) information which the receiving Party can demonstrate was legally in its possession prior to disclosure by the disclosing Party.  SunPower shall (and shall cause its Affiliates to) and, FPL Group shall (and shall cause its Affiliates, including Purchasing Entities, to), use such Confidential Information, and the features thereof, only to the extent required for its performance under this Agreement or in relation to a Project.  Upon a Party’s request, the other Party shall return all such Confidential Information to the requesting Party or make such other disposition thereof as is directed by the requesting Party, except to the extent retention thereof may be necessary for the completion, operation, maintenance or repair of a Project.  SunPower shall (and shall cause its Affiliates to) and, FPL Group shall (and shall cause its Affiliates, including Purchasing Entities, to), shall use reasonable efforts to include, in all lower tier subcontracts and purchase orders issued such Party and involving subcontractor receipt of such information or property, the same rights and protections to the other Party as contained in this Section 10.

11.           Territory; Fields of Use; Branding.                                                                FPL Group shall not (and shall cause its Affiliates, including Purchasing Entities, not to), without the prior written approval of SunPower, in any manner use, develop, export, install or otherwise make available any of the Products either (a) outside of the Territory or (b) within the Territory for photovoltaic systems less than 10MWac, except with SunPower’s written consent, which consent for purposes of clause (b) shall not be unreasonably withheld, delayed or conditioned.  In addition, FPL Group shall not (and shall cause its Affiliates, including Purchasing Entities, not to), redistribute, resell or permit other parties (including FPL Group Affiliates) to use any of the Products anywhere in the world, without the prior written approval of SunPower, except for purposes of an FPL Group Party’s Project in the Territory.  The Parties agree that, unless otherwise agreed to in writing by SunPower, the FPL Group Parties (i) shall use the Solar Panels and BOS Support Structure Equipment together as a single product unit and (ii) shall not install any solar panels other than the Solar Panels sold by SunPower hereunder or under any Purchase Order on any BOS Support Structure Equipment.  Nothing in this Agreement shall restrict SunPower’s ability to market, sell or otherwise offer Products to third parties anywhere in the world, including but not limited to third parties located in the Territory.  FPL Group shall not (and shall cause its Affiliates, including Purchasing Entities, not to), alter the brand and label on the Products, including the logo description set forth on Schedule 1.

12.           Infringement.                                SunPower shall defend, at its own expense, any suit or claim that may be instituted against the FPL Group Parties for alleged infringement of patents, trade secrets, copyrights or other intellectual property rights relating to the Products, and SunPower shall indemnify FPL Group Parties for all costs and damages arising out of such alleged infringement.  FPL Group shall give SunPower reasonably prompt notice in writing of any such claim or action and permit SunPower, through its counsel of choice, to answer the charge of infringement and control the defense of such action, and FPL Group shall provide SunPower information,

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assistance, and authority (at SunPower’s expense for reasonable out of pocket expenses incurred by the FPL Group Parties in connection therewith) to enable SunPower to defend such claim or action.  SunPower will have no liability under this Section 12 to the extent that infringement is attributable to (x) the FPL Group Parties’ design and/or requirements placed upon SunPower or (y) the FPL Group Parties’ modification or combination of one or more Products with designs not supplied by SunPower.

13.           Change Orders.   With respect to a Purchase Order, SunPower or the relevant Purchasing Entity may, with the prior written approval of the other party to such Purchase Order (determined in the sole and absolute discretion of such other party) at any time prior to the shipping date, by change order, suspend performance of a Purchase Order in whole or in part, make changes in the quantities, shipping dates, method of shipment or packing or time or place of delivery of the Products covered by such Purchase Order.  Unless otherwise consented to in writing by the other Party, any change orders shall not affect the obligations of the Party requesting the change order to purchase or provide, on a firm commitment basis to the extent provided in this Agreement, Products up to the aggregate monthly and annual quantities for the specified years set forth on Schedule 1.

14.           Term; Events of Default; Termination.

(a)            Unless terminated earlier pursuant to this Section 14, the term of this Agreement shall commence as of the Effective Date and continue through and terminate on December 31, 2012 (the “Term”).

(b)            SunPower Events of Default.  Each of the following events shall be an event of default of SunPower (each, an “SunPower Event of Default”): (i) the failure by SunPower to deliver any recovery plan complying with Section 3(c) within ten (10) days after receipt of the written demand therefor by FPL Group or a Purchasing Entity, or following approval of a recovery plan by FPL Group or a Purchasing Entity, the failure of SunPower to meet the schedule set forth in such recovery plan; (ii) a failure by SunPower to make payment of any undisputed amount when due to FPL Group or a Purchasing Entity, and such breach is not cured by SunPower within fifteen (15) days after SunPower’s receipt of written notice thereof; (iii) failure of SunPower to perform any other material obligation hereunder or under any Purchase Order (except for a failure by SunPower to deliver the Products by the Guaranteed Delivery Date therefor) and such failure is not cured within thirty (30) days after receipt of written notice of such failure, provided that, if such failure cannot be cured with such thirty (30) day period, then such failure shall not be a SunPower Event of Default unless SunPower fails to (A) commence to cure such failure within such thirty (30) day period, (B) thereafter diligently proceed to cure such failure and (C) cure such failure within ninety (90) days after notice of such failure; (iv) the failure of SunPower to provide and maintain in full force and effect *** (as defined in Section 31) as required pursuant to Section 31 and, in the event that a *** (as defined in Section 30) has occurred, the failure of SunPower to provide and maintain a Letter of Credit (or such other collateral permitted pursuant to such Section 30) in the face amount required in accordance with Section 30; and (v) any of the following occurs: (A) a SunPower or *** consents to the appointment of or taking possession by, a receiver, a trustee, custodian, or liquidator of itself or of a substantial part of its assets, or fails or admits in writing its inability to pay its debts generally as

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they become due, or makes a general assignment for the benefit of creditors; (B) SunPower or *** files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency laws or an answer admitting the material allegations of a petition filed against it in any such proceeding, or seeks relief by voluntary petition, answer or consent, under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization, or winding up of companies, or providing for an agreement, composition, extension, or adjustment with its creditors; (C) a substantial part of SunPower or *** assets is subject to the appointment of a receiver, trustee, liquidator, or custodian by court order and such order shall remain in effect for more than thirty (30) days; or (D) SunPower or *** is adjudged bankrupt or insolvent, has any property sequestered by court order and such order shall remain in effect for more than thirty (30) days, or has filed against it a petition or claim under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and such petition shall not be dismissed within thirty (30) days of such filing.

(c)            Upon the occurrence and during the continuation of any SunPower Event of Default, the relevant Purchasing Entity, in addition to other rights and remedies it may have at law, in equity or under this Agreement or any Purchase Order, shall have the right to terminate any Purchase Order to which such SunPower Event of Default relates by written notice to SunPower without termination charge or penalty.  Any SunPower Event of Default described in Section 14(b)(iv) or (v) is deemed to relate to each Purchase Order.  In the event of a termination under this Section 14(c), the applicable Purchasing Entity thereof shall have the right to take possession of Products being purchased pursuant to such Purchase Order to which it has title that have not been delivered to the Delivery Point therefor specified in such Purchase Order and may employ any other Person to complete the delivery of the Products by whatever method that the applicable Purchasing Entity may deem necessary.  In addition, the applicable Purchasing Entity may make such expenditures as in such Purchasing Entity’s sole judgment will accomplish the timely delivery of the Products being purchased pursuant to such Purchase Order (and/or fabrication and delivery of substitute or replacement photovoltaic modules and balance of system equipment) in accordance with the terms of this Agreement and the relevant Purchase Order.  In the event of termination under this Section 14(c), SunPower shall not be entitled to receive any further payments respecting such Purchase Order (other than undisputed payments owed and payable to SunPower under such Purchase Order prior to the date of such termination).  In the event of termination under this Section 14(c), SunPower shall be responsible for and shall reimburse the FPL Group Parties for the following amounts:  ***

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Acceptance of any part of the Products shall not bind the FPL Group Parties to accept future shipment.

(d)            In addition to rights under Section 14(c), upon the occurrence and during the continuation of any SunPower Event of Default described in Section 14(b)(iv) or (v) or described in Section 14(b)(iii) relating to obligations in Section 10, FPL Group, in addition to other rights and remedies it may have at law, in equity or under this Agreement, shall have the right to terminate this Agreement by written notice to SunPower without termination charge or penalty.  If the Agreement is terminated pursuant to this Section 14(d), this Agreement shall not terminate with respect to any Purchase Order that has not been terminated.  In the event of a termination by FPL Group under this Section 14(d), FPL Group may employ any other Person to complete the delivery of the Products required to be purchased pursuant to this Agreement for which a Purchase Order has not been issued (“Non-Purchase Order Products”) by whatever method that FPL Group may deem necessary.  In addition, the FPL Group Parties may make such expenditures as in FPL Group’s sole judgment will accomplish the timely delivery of the Non-Purchase Order Products (and/or fabrication and delivery of substitute or replacement photovoltaic modules and balance of system equipment) in accordance with the terms of this Agreement.  In the event of termination by FPL Group under this Section 14(d), SunPower shall not be entitled to receive any further payments respecting such Non-Purchase Order Products (other than undisputed payments owed and payable to SunPower hereunder prior to the date of such termination).  In the event of termination by FPL Group under this Section 14(d), SunPower shall be responsible for and shall reimburse the FPL Group Parties for the following amounts:  (i) all reasonable costs and expenses incurred by the FPL Group Parties to engage a substitute contractor to complete (or cure deficiencies in) SunPower’s obligations relating to the Non-Purchase Order Products, including, without limitation, overhead and legal, engineering and other professional expenses; (ii) all reasonable costs and expenses incurred in connection with the termination of this Agreement; (iii) the amount by which: (A) the cost reasonable to complete (or cure deficiencies in) SunPower’s obligations under this Agreement, exceeds (B) the balance of the aggregate of amounts due and payable to SunPower relating to the Non-Purchase Order Products that remain unpaid at the time of the termination; and (iv) all actual damages occasioned by reason of said default.  Acceptance of any part of the Products shall not bind the FPL Group Parties to accept future shipment.

(e)            Upon the occurrence and during the continuance of a SunPower Event of Default but prior to termination of the relevant Purchase Order and this Agreement, FPL Group and/or the relevant Purchasing Entity may, without prejudice to any of its other rights or remedies: (i) seek performance by any guarantor of SunPower’s obligations hereunder or under any Purchase Order; (ii) seek equitable relief to cause SunPower to take action or to refrain from taking action pursuant to this Agreement or the relevant Purchase Order, or to make restitution of amounts improperly received under this Agreement or the relevant Purchase Order; (iii) make such payments or perform such obligations as are required to cure such SunPower Event of Default, and then draw on or make a claim against the Letter of Credit or other security provided pursuant to this Agreement or the relevant Purchase Order for the cost of such payment or performance and/or offset the cost of such payment or performance against payments otherwise due to SunPower under this Agreement or the relevant Purchase Order; provided that no FPL Group Party shall be under any obligation to cure any such SunPower Event of Default; (iv) seek damages as provided in the Sections 14(c) and (d) above, including proceeding against any bond, guarantee, letter of credit, or other security given by or for the benefit of SunPower for its performance under this Agreement or the relevant Purchase Order; (v) require direct payment or

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co-payment to subcontractors or vendors and any such payments or co-payments shall be credited against amounts due to SunPower under the Agreement or the relevant Purchase Order; or (vi) assign to FPL Group or the relevant Purchasing Entity any agreement or purchase order with a subcontractor or vendor, provided that: (A) FPL Group or the relevant Purchasing Entity shall assume the obligations under such agreement or purchase order accruing after the date of such assignment; (B) if requested by FPL Group or the relevant Purchasing Entity, SunPower shall remain responsible for administering and managing such agreement or purchase order (including enforcing the warranty obligations thereunder); and (C) in no event shall SunPower be relieved of its obligation to achieve Final Acceptance as a result of such assignment.

(f)            Each of the following events shall be an event of default of the defaulting Person (i.e. FPL Group or the relevant Purchasing Entity, referred in this Section 14(f) as the “FPL Defaulting Party”) (each, an “FPL Event of Default”): (i) a failure of the FPL Defaulting Party to make payment of any undisputed amount when due to SunPower, and such breach is not cured within fifteen (15) days after the defaulting Person’s receipt of written notice thereof from the SunPower; (ii) failure of the FPL Defaulting Party to perform any other material obligation hereunder or under any Purchase Order and such failure is not cured within thirty (30) days after receipt from SunPower of written notice of such failure, provided that, if such failure cannot be cured with such thirty (30) day period, then such failure shall not be an FPL Event of Default unless the FPL Defaulting Party fails to (A) commence to cure such failure within such thirty (30) day period, (B) thereafter diligently proceed to cure such failure and (C) cure such failure within ninety (90) days after notice of such failure; and (iii) any of the following occurs: (A) the FPL Defaulting Party consents to the appointment of or taking possession by, a receiver, a trustee, custodian, or liquidator of itself or of a substantial part of its assets, or fails or admits in writing its inability to pay its debts generally as they become due, or makes a general assignment for the benefit of creditors; (B) the FPL Defaulting Party files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency laws or an answer admitting the material allegations of a petition filed against it in any such proceeding, or seeks relief by voluntary petition, answer or consent, under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization, or winding up of companies, or providing for an agreement, composition, extension, or adjustment with its creditors; (C) a substantial part of the FPL Defaulting Party’s assets is subject to the appointment of a receiver, trustee, liquidator, or custodian by court order and such order shall remain in effect for more than thirty (30) days; or (D) the FPL Defaulting Party is adjudged bankrupt or insolvent, has any property sequestered by court order and such order shall remain in effect for more than thirty (30) days, or has filed against it a petition or claim under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and such petition shall not be dismissed within thirty (30) days of such filing.

(g)            Upon the occurrence and during the continuance of an FPL Event of Default of a Purchasing Entity, SunPower shall have the right to terminate the Purchase Order to which such FPL Event of Default relates by written notice to such Purchasing Entity.  SunPower shall be entitled to receive an amount equal to the Termination Payment that would be payable by the relevant Purchasing Entity if such Purchasing Entity had terminated all of the Products covered by such Purchase Order for which title had not transferred to such Purchasing Entity as of the date of such termination by SunPower, as SunPower’s sole and exclusive remedy and such Purchasing Entity’s sole and exclusive liability, for such FPL Event of Default and termination.  SunPower shall not suspend or delay performance of its obligations under this Agreement or any Purchase

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Order because of any default or breach by FPL Group or any Purchasing Entity except to the extent the Agreement or any Purchase Order has been terminated; provided that SunPower shall not suspend or delay performance of its obligations under the Agreement relating to any Purchase Order that has not been terminated.

(h)            In addition to rights under Section 14(g), upon the occurrence and during the continuance of an FPL Event of Default of FPL Group described in Section 14(f)(iii) or described in Section 14(f)(ii) relating to obligations in Section 9, 10 or 11, SunPower shall have the right to terminate this Agreement by written notice to FPL Group.  If the Agreement is terminated pursuant to this Section 14(h), this Agreement shall not terminate with respect to any Purchase Order that has not been terminated.  SunPower shall be entitled to all direct damages caused by such FPL Event of Default, as SunPower’s sole and exclusive remedy (without limiting SunPower’s right to injunctive relief pursuant to Section 14(k)) and FPL Group’s sole and exclusive liability, for such FPL Event of Default and termination and FPL Group shall not be responsible for payment of any Termination Payment relating to Non-Purchase Order Products.  SunPower shall not suspend or delay performance of its obligations under this Agreement or any Purchase Order because of any default or breach by FPL Group or any Purchasing Entity except to the extent the Agreement or any Purchase Order has been terminated; provided that SunPower shall not suspend or delay performance of its obligations under the Agreement relating to any Purchase Order that has not been terminated.

 (i)            If a Purchase Order or this Agreement is terminated by SunPower, FPL Group or the relevant Purchasing Entity, as applicable, shall have the option to take title to any or all Products for which (i) with respect to 2010, has a Guaranteed Delivery Date within *** days after the date of the notice of termination or (ii) with respect to 2011 and 2012, has a Scheduled Shipment Date within *** days after the date of the notice of termination; provided that such title shall not transfer until FPL Group or the relevant Purchasing Entity has paid the unpaid portion of the Purchase Price for the Products for which such option is exercised.  No Termination Payment shall be due with respect to such Products for which such option is exercised.

(j)            If a Purchase Order or this Agreement is terminated by FPL Group or a Purchasing Entity, FPL Group or the relevant Purchasing Entity, as applicable, shall have the option to take title to any or all Products for which (i) with respect to 2010, has a Guaranteed Delivery Date within *** days after the date of the notice of termination or (ii) with respect to 2011 and 2012, has a Scheduled Shipment Date within *** days after the date of the notice of termination.  FPL Group or the relevant Purchasing Entity, as applicable, shall pay the unpaid portion of the Purchase Price for the Products for which such option is exercised.

(k)            Each Party agrees and acknowledges that any violation or threatened violation of any of the terms of Sections 9 (Intellectual Property Protections), 10 (Confidential or Proprietary Information and Property) or 11 (Territory; Fields of Use; Branding) of this Agreement will cause irreparable injury to the non-breaching Party and no remedy at law will afford the breaching Party adequate protection against or compensation for such injury.   It is accordingly agreed that each Party shall be entitled to an injunction or injunctions to prevent breaches of such Sections of this Agreement and to enforce specifically the terms and provisions thereof in any court of competent jurisdiction, in each case without the requirement of posting a bond or other security, this being in addition to any other remedy (except as may be limited by this Agreement)

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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to which such Party is entitled at law or in equity.  Each Party hereby waives any claim or defense that there is an adequate remedy at law for any breach or threatened breach of Sections 9, 10 or 11.  Should legal action be required to enforce any provision of Sections 9, 10 or 11 and the breaching Party is found to be in breach of these Sections, the breaching Party shall be responsible for reimbursing the non-breaching Party for reasonable attorneys’ fees, costs and expenses.

 (l)            Survival.                      Sections 1(c)(iii), 2(c), 3(b) (with respect to any accrued but unpaid Liquidated Damages as of the date of termination), 5, 6, 8 through 12, 14 through 26, 28, 29, 36, 37 (d) (with respect to any Purchase Price reduction or accrued but unpaid amount as of the date of termination), 38(d) (with respect to any Purchase Price reduction or accrued but unpaid amount as of the date of termination), and 39 shall survive any termination of this Agreement or any Purchase Order; provided that Section 25 shall survive until five (5) years after termination of this Agreement.   Sections 1(b)(iii), 1(b)(iv), 1(c)(i), 1(f), 2(a), 2(b), 3 (except 3(b)), 7, 27, 30, 31, 34, 37 (except 37(d)) and 38 (except 38(d))  shall survive termination of this Agreement solely with respect to any Purchase Order issued prior to termination of the Agreement and, solely with respect to a particular Purchase Order issued prior to termination of the Agreement, shall not survive termination of such Purchase Order.

15.           Waiver.  The failure of any Party or a Purchaser Entity to insist upon the performance of any provision of this Agreement or any Purchase Order or to exercise any right or privilege granted to such Party or a Purchaser Entity under this Agreement or any Purchase Order shall not be construed as waiving such provision or any other provision of this Agreement or any Purchase Order, and the same shall continue in full force and effect.  If any provision of this Agreement or any Purchase Order is found to be illegal or otherwise unenforceable by any court or other judicial or administrative body, the other provisions of this Agreement or the relevant Purchase Order shall not be affected thereby, and shall remain in full force and effect.

16.           Applicable Law.  The validity, performance, and construction of this Agreement and each Purchase Order shall be governed by the laws of New York without regard to its conflicts of laws principles.

17.           Disputes; Jurisdiction & Venue.  FPL Group and SunPower shall use their best reasonable efforts to resolve any and all disputes, controversies, claims, or differences between the FPL Group Parties and SunPower, arising out of or relating in any way to this Agreement or any Purchase Order including, but not limited to, any questions regarding the existence, validity or termination hereof or thereof ("Disputes"), through negotiation.  Upon failure by the relevant FPL Group Parties and SunPower to resolve the Dispute through such negotiation within thirty (30) days after notice of the Dispute to the relevant FPL Group Party or SunPower, the relevant FPL Group Party or SunPower may institute legal action.  Any dispute arising under this Agreement or any Purchase Order shall be submitted to the federal courts located in the Southern District of New York and each of SunPower, FPL Group and the Purchasing Entities submits to the exclusive jurisdiction of that court for such purpose.

18.           Assignment.                      Except as provided herein, neither Party shall assign this Agreement without the prior written consent of the other Party hereto and any purported assignment without such consent shall be deemed null and void.  Notwithstanding the foregoing, any Purchasing Entity may assign, directly or through one or more intermediary assignments, it rights, title, and interest in one or more Purchase Orders or the Products covered by those Purchase Orders to an Affiliate of FPL Group.  SunPower consents to any such assignments and agrees to render

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performance to any such assignee after proper notice, as provided herein.  Notwithstanding any such assignment, the relevant Purchasing Entity and, to the extent provided in Section 31, NextEra, fully guarantees the performance by these assignees of all of their obligations to SunPower under the assigned Purchase Order or with respect to the Products covered thereby after the assignment takes effect to the same degree that such Purchasing Entity would be responsible had there been no assignment.  SunPower shall be permitted to assign this Agreement or any Purchase Order to its Affiliates or in connection with a merger or sale of all or substantially all of its assets with FPL Group’s consent, which consent shall not be unreasonably withheld, delayed or conditioned.

19.           Publicity.                      SunPower shall not (and shall cause its Affiliates not to) and, FPL Group shall not (and shall cause its Affiliates, including Purchasing Entities, not to) make or authorize any news release, advertisement, or other disclosure which shall confirm the existence or convey any aspect of this Agreement or any Purchase Order without the prior written consent of the other Party except as may be required to perform this Agreement or a Purchase Order, or as required by Applicable Law.

20.           Complete Agreement; Modifications.                                                                 This Agreement, including all exhibits, schedules, and annexes hereto, and the Purchase Orders contain the complete and entire agreement among the Parties and the Purchasing Entities as to the subject matter hereof and replaces and supersedes any prior or contemporaneous communications, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement or any Purchase Order.  No modification of the Agreement shall be binding unless it is written and signed by both Parties. No modification of any Purchase Order shall be binding unless it is written and signed by SunPower and the relevant Purchasing Entity.

21.           Offset.  The FPL Group Parties shall be entitled at all times to set-off any amount due from SunPower to any of the FPL Group Parties against any amount payable by the FPL Group Parties to SunPower.

22.           Force Majeure.  So long as the conditions set forth in this Section 22 are satisfied, neither Party or any Purchasing Entity shall be responsible or liable for, or deemed in breach of this Agreement or any Purchase Order because of, any failure or delay in complying with its obligations under to the extent that such failure has been caused, or contributed to, by one or more Force Majeure Events or its effects or by any combination thereof.  For purposes of this Agreement, “Force Majeure Event” shall mean any event or circumstance, or combination of events or circumstances, that arises after the date hereof, is beyond the reasonable control of the Party or Purchasing Entity claiming the Force Majeure Event, is unavoidable or could not be prevented or overcome by the reasonable efforts and due diligence of the Party or Purchasing Entity claiming the Force Majeure Event and has an impact which will actually, demonstrably, adversely and materially affect such Party’s or Purchasing Entity’s ability to perform its obligations in accordance with the terms of this Agreement or a Purchase Order or has an impact which will actually, demonstrably, adversely and materially affect the critical path of the performance of its obligations in accordance with the terms of this Agreement or the Purchase Order.  Without limiting the generality of the foregoing, events that may give rise to a Force Majeure Event include, without limitation:

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(ii)	Acts of God;

(iii)	Natural disasters;

(iv)	Fires;

(v)	Earthquakes;

(vi)	Lightning;

(vii)	Floods;

(viii)	Storms;

(ix)	Civil disturbances;

(x)	Terrorism;

(xi)	Riots;

(xii)	War; and

(xiii)
The action of or failure to act on the part of any Government Authority having or asserting jurisdiction that is binding upon the Parties or the relevant Purchasing Entity and has been opposed by all reasonable means;

in each case, that meets the definition of Force Majeure Event as set forth above.  Notwithstanding the foregoing, the term “Force Majeure Event” does not include, without limitation:

(i)
Strikes, work stoppages (or deteriorations), slowdowns or other labor actions, unless such strike, work stoppage or other labor action is a result of strike, work stoppage or other labor action originated by employees of the Party or Purchasing Entity not claiming the Force Majeure Event;

(ii)	Any labor or manpower shortages;

(iii)	Unavailability, late delivery, failure, breakage or malfunction of equipment or materials or events that affect the cost of equipment or materials;

(iv)	Economic hardship (including lack of money);

(v)	Perils of sea;

(vi)
Delays in transportation (including delays in clearing customs) other than delays in transportation resulting from accidents or closure of roads or other transportation route by Government Authorities;

(vii)	Changes in any Applicable Laws;

(viii)	Weather conditions normally experienced in the geographic area of a particular project to which a Purchase Order relates, it being the intent of the

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Parties and the Purchasing Entities that only when the number of days lost as a result of adverse weather (as reported by the National Weather Service or a similar agency) exceeds the number usually encountered in the geographic area of such project for any given month based on a ten (10) year average (as reported by the National Weather Service or a similar agency) will SunPower be allowed to claim a Force Majeure Event, subject however to the other requirements for an event or occurrence to be Force Majeure Event and the other requirements set forth in this Section 22;

(ix)	Actions of a Governmental Authority with respect to SunPower’s compliance with Applicable Laws;

(x)	Any failure by SunPower to obtain and/or maintain any applicable permit it is required to obtain and/or maintain hereunder or under any Purchase Order;

(xi)	Any other act, omission, delay, default or failure (financial or otherwise) of a subcontractor or supplier; or

(xii)	Any surface or subsurface conditions at a Delivery Point.

The Party or Purchasing Entity affected shall promptly provide written notice to the other party indicating the nature, cause, date of commencement thereof, the anticipated extent of such delay and whether it is anticipated that any completion or delivery dates will be affected thereby, and shall exercise due diligence to mitigate the effect of the delay.  The Party or Purchasing Entity claiming a Force Majeure Event shall within seven (7) calendar days after it knows or should have known of the occurrence of the Force Majeure Event, give the other party written notice describing the details of the cause and nature of the Force Majeure Event, the anticipated length of delay due to the Force Majeure Event and any other affect on the Party’s or Purchasing Entity’s performance of its obligations hereunder or under any Purchase Order.  Within fourteen (14) calendar days after initial notification, such Party or Purchasing Entity shall provide demonstrable proof of the occurrence and duration of such Force Majeure Event to the other party and shall thereafter provide the other party with periodic supplemental updates to reflect any change in information given to the other party as often as requested by the other party.  The Party or Purchasing Entity claiming the Force Majeure Event shall give notice to the other party of:  (i) the cessation of the relevant Force Majeure Event; and (ii) the cessation of the effects of such Force Majeure Event on the performance by it of its obligations under this Agreement and the relevant Purchase Order as soon as practicable after becoming aware thereof.  No Force Majeure Event shall relieve any Party or Purchasing Entity from performing those of its obligations that are not affected by the Force Majeure Event.  Force Majeure Event will not entitle SunPower to an increase in any amount otherwise payable under this Agreement or any Purchase Order and will only entitle SunPower to extensions of time hereunder or any Purchase Order.  Such extension of time shall be of no greater scope and of no longer duration than is required by the effects of the Force Majeure Event.  The Party or Purchasing Entity claiming the Force Majeure Event shall continually use commercially reasonable efforts to alleviate and mitigate the cause and effect of the Force Majeure Event and remedy its inability to perform.  Failure by the Party or Purchasing Entity claiming the Force Majeure Event to comply with the requirements of this Section 22 shall constitute a waiver of any claims as a result of a Force Majeure Event.

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23.           Notices.  All notices shall be delivered by facsimile, nationally recognized overnight courier (such as federal express), or hand delivered to the person below.  Notice shall be effective upon the day received, or within twenty-four hours after submission of any of the above methods.

To SunPower: SunPower Corporation, Systems 1414 Harbour Way South Richmond, California 94804 Facsimile: (510) 540-0552 Telephone for confirmation: (510) 540-0550 Attn: President	To FPL Group: FPL Group, Inc. 700 Universe Blvd Juno Beach, Florida 33408 Facsimile: 561-694-3960 Telephone for confirmation: 561-694-4598 Attn: Manager, ISC

24.           Limitation of Liability.                                                       SunPower’s maximum liability under this Agreement and the Purchase Orders shall be limited to *** percent (***%) of the Aggregate amount payable to SunPower under this Agreement and the Purchase Orders (as reduced by FPL Group pursuant to Section 1(c)); provided, however, that (a) such limitation of liability shall not apply to (i) SunPower’s indemnification obligations under the Agreement or any Purchase Order related to claims of third parties or (ii) any loss or damage arising out of any tort (including negligence and strict liability) connected with SunPower’s fraud, willful misconduct or illegal or unlawful acts and (b) SunPower’s maximum liability under this Agreement and any Purchase Order relating to section 12 shall be $***.  SunPower’s limitations of liability shall not be reduced by the amount of insurance proceeds available to SunPower.  The FPL Group Parties’ maximum liability under this Agreement and the Purchase Orders shall be limited to *** percent (***%) of the Aggregate amount payable to SunPower under this Agreement and the Purchase Orders (as reduced by the FPL Group parties pursuant to Section 1(c)); provided however, that (a) such limitation of liability shall not apply to any loss or damage arising out of any tort (including negligence and strict liability) connected with the FPL Group Parties’ fraud, willful misconduct or illegal or unlawful acts and (b) The FPL Group Parties’ maximum liability under this Agreement and the Purchase Orders relating to sections 9, 10 and 11 shall be $***.  A Purchasing Entity’s maximum liability under a Purchase Order shall be limited to *** percent (***%) of the Aggregate amount payable to SunPower under such Purchase Order (as reduced by such Purchasing Entity pursuant to Section 1(c)); provided however, that such limitation of liability shall not apply to any loss or damage arising out of any tort (including negligence and strict liability) connected with the Purchasing Entity’s fraud, willful misconduct or illegal or unlawful acts.  The FPL Group’s limitations of liability shall not be reduced by the amount of insurance proceeds available to the FPL Group Parties.  Except as expressly set forth in this Agreement or any Purchase Order, and notwithstanding anything else in this Agreement or any Purchase Order to the contrary, SunPower, the Purchasing Entities and FPL Group

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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waive claims against each other for any indirect, special or consequential damages arising out of or relating to this Agreement or any Purchase Order.  This mutual waiver includes Damages incurred by the FPL Group Parties for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity, or the services of such persons and Damages incurred by SunPower for principal office expenses, including the compensation of personnel stationed there, for loss of financing, business and reputation, and for loss of profit.  This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s or any Purchasing Entity’s termination of the Agreement or any Purchase Order in accordance with Section 14.  The foregoing waiver shall not preclude or limit recovery (i) of Liquidated Damages, (ii) of damages payable by SunPower to the FPL Group Parties pursuant to Section 14(c) or (d), (iii) any Termination Payment; or (iv) under any indemnity or reimbursement obligation hereunder or under any Purchase Order related to claims of third parties.

25.           Export Compliance; FCPA.

(a)            Export Compliance.                                FPL Group shall not (and shall cause its Affiliates, including Purchasing Entities, not to),commit any act or cause or permit any person to commit any act with respect to any Products purchased hereunder or under any Purchase Order which would violate any applicable export control laws, rules or regulations (including but not limited to those of the United States), and FPL Group shall (and shall cause its Affiliates, including Purchasing Entities, to),take any and all actions within its ability to assure compliance with all such laws, rules or regulations.  FPL Group shall not (and shall cause its Affiliates, including Purchasing Entities, not to), directly or indirectly, export, re-export or transship any Products purchased hereunder or under any Purchase Order or any technical data relating to such Products in violation of Section 11 or any applicable export control laws promulgated and administrated by the government of any country having jurisdiction over the Parties or the transactions contemplated herein.

(b)            FCPA Compliance.                                Each Party and the Purchasing Entities acknowledge that it has reviewed a copy of the U.S. Foreign Corrupt Practices Act (the “FCPA”) and confirms its understanding that the FCPA prohibits the payment or giving of anything of value either directly or indirectly, to an official of a foreign government, foreign political party or official thereof, or any candidate for foreign political office, for the purpose of influencing an act or decision in his official capacity, or inducing him to use his influence with the foreign government, to assist in obtaining or retaining business for or with, or directing business to, any person.  SunPower shall (and shall cause its Affiliates to) and, FPL Group shall (and shall cause its Affiliates, including Purchasing Entities, to), comply with the FCPA and will take no action that would cause any Party or Purchasing Entity to be in violation of the FCPA.  SunPower shall (and shall cause its Affiliates to) and, FPL Group shall (and shall cause its Affiliates, including Purchasing Entities, to), notify immediately the other party of any request the Party and Purchasing Entity receives to take any action that might constitute, or be construed as, a violation of the FCPA.  The Parties and the Purchasing Entities agree that each is authorized to take all appropriate actions that such Party and Purchasing Entity reasonably deems is necessary to avoid a violation of the FCPA.

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26. Liens.  If FPL Group or an applicable Purchasing Entity has paid all undisputed amounts due and owing under this Agreement or the relevant Purchase Order, as applicable, SunPower shall, at SunPower’s sole expense, discharge and cause to be released, whether by payment or posting of an appropriate surety bond in accordance with applicable law, within ten (10) days after receipt of a written demand from FPL Group or such Purchasing Entity, any Lien against the Products or other property of FPL Group or any FPL Group Affiliate (whether or not any such Lien is valid or enforceable) created by, through or under, or as a result of any act or omission (or alleged act or omission) of, SunPower or any subcontractor, vendor or other Person providing services, labor, equipment or materials on behalf of SunPower in the performance of its scope of work under this Agreement or any Purchase Order.  The expense of discharging or satisfying by bond any such Lien shall be paid by SunPower at its sole cost and expense and shall not be a part of any amount payable to SunPower under this Agreement or any Purchase Order.  SunPower shall indemnify, defend and hold harmless FPL Group and the FPL Group Affiliates from and against any Lien claimed against the Products or other property of FPL Group or any FPL Group Affiliate by any subcontractor, vendor or other Person providing services, labor, equipment or materials on behalf of SunPower in the performance of its scope of work under this Agreement or any Purchase Order.  FPL Group and each Purchasing Entity shall have the right to retain and withhold amounts otherwise payable to SunPower under this Agreement or any Purchase Order or draw against the Letter of Credit in an amount sufficient to indemnify FPL Group and the Purchasing Entities against any such Lien until such time as FPL Group or the Purchasing Entity, as applicable, becomes satisfied that such Lien is discharged or satisfied by bond. This Article 26 shall survive the expiration or termination of this Agreement or any Purchase Order.

27. Insurance.  SunPower shall procure and maintain the following minimum insurance covering all operations required to complete the work in forms and with insurance companies acceptable to the Purchasing Entity:

(a)            All insurance requirements required by law, which shall include without limitation, workers' compensation insurance for statutory requirements imposed by workers' compensation laws and comprehensive automobile liability insurance.

(b)            General Liability Insurance, including Broad Form Contractual Liability Coverage and Products/Completed Operations Liability Coverage with minimum limits of One Million Dollars ($1,000,000.00) combined single limit per occurrence for Bodily Injury and Property Damage Liability, which shall insure the performance of the contractual obligations assumed by SunPower  under this Agreement and the Purchase Orders.  FPL Group and any Purchasing Entity shall be designated as an additional insured on SunPower’s General Liability Insurance policy, and such policy shall be endorsed to be primary to any insurance that may be maintained by or on behalf of FPL Group and such Purchasing Entity.

(c)            SunPower shall provide evidence of the minimum coverage by providing an ACORD or other certificate of insurance acceptable to FPL Group.  Neither SunPower's  failure to provide evidence of minimum coverage of insurance following FPL Group's  or any the Purchasing Entity’s request, nor FPL Group's  or any the Purchasing Entity’s decision not to make such request, shall release SunPower  from its obligation to maintain the minimum coverage provided for in this Section 27.

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(d)            Insurance specified in this Section 27 shall not be canceled or materially changed without ten (10) calendar days advance written notice to FPL Group's Risk Management Department.

(e)            SunPower shall be responsible for the payment of any deductible of any insurance coverage required pursuant to this Section 27.

28. Indemnity.

(a)           SunPower agrees to reimburse, indemnify, defend and hold the FPL Group Parties, the Financing Parties and their Affiliates and each of their respective directors, officers, employees, representatives, agents, advisors, consultants, counsel and assigns harmless from and against, on an After-Tax Basis, any and all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Damages”) asserted against or incurred by such indemnitees by reason of or resulting from any and all of the following: (i) any bodily injury, death or physical damage to property caused by any act or omission (including strict liability) or willful misconduct relating to or arising out of the performance of SunPower’s obligations under this Agreement or any Purchase Order or any curative action under any warranty, of SunPower or any Affiliate thereof, any subcontractor or vendor, or anyone directly or indirectly employed by any of them, or anyone for whose acts such person may be liable; (ii) any third party claims resulting in bodily or property damage arising out of defective and/or nonconforming performance by SunPower of its obligations under this Agreement or any Purchase Order; (iii) claims by any Government Authority for any SunPower taxes; (iv) any pollution or contamination which originates from sources in SunPower’s or its SunPower’s subcontractors’ or vendors’ possession, use or control or caused by the release by SunPower or its SunPower’s subcontractors’ or vendors; (v) to the extent the relevant FPL Group Party has paid all undisputed amounts due pursuant to this Agreement or its Purchase Order, any Lien, created by, through or under, or as a result of any act or omission (or alleged act or omission) of, SunPower or any SunPower subcontractor or vendor or other Person providing labor or materials in connection with SunPower’s obligations under this Agreement or any Purchase Order; (vi) any claim, action or proceeding by any Person for unauthorized disclosure, use, infringement or misappropriation of any Intellectual Property Right arising from: (A) SunPower’s performance (or that of its Affiliates, subcontractors or vendors) under this Agreement or any Purchase Order or other items and services provided by SunPower or any SunPower subcontractor or vendor hereunder or under any Purchase Order; (B) the use or ownership of any SunPower deliverable; (C) any license granted hereunder or under any Purchase Order; or (D) the design, engineering, installation, use, operation or ownership of the Products or any portion thereof (without limiting the provisions of Section 9 if any of the FPL Group Parties is enjoined from completing the installation of the Products, or from the use, operation or enjoyment of the Products or any part thereof, as a result of such claim or legal action or any litigation based thereon, SunPower shall promptly use its best efforts to have such injunction removed at no cost to the FPL Group Parties); (vii) any vitiation of any insurance policy procured under Section 27 as a result of SunPower’s failure to comply with any of the requirements set forth in such policy or any other act by SunPower or any SunPower subcontractor or vendor; (viii) any failure of the Products, as designed and manufactured by SunPower, to comply with, or be capable of operating in compliance with, Applicable Laws or the conditions or provisions of any applicable permits; (ix) any failure of SunPower to comply with Applicable Laws or the conditions or provisions of any applicable permits; and (x) any claims with respect to employer’s liability or worker’s compensation filed by any employee of

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SunPower or any of its subcontractors or vendors.  For purposes of this Agreement, “After-Tax Basis” means, with respect to any indemnity payment to be received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Person so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all Federal, state, and local income taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income taxes resulting from tax benefits realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received.  Such calculations shall be made on the basis of the highest generally applicable Federal, state, and local income tax rates applicable to the corporation for whom the calculation is being made for all relevant periods, and shall take into account the deductibility of state and local income taxes for Federal income tax purposes. The foregoing calculations shall be made by the recipient Person’s third party tax advisors.

(b)           FPL Group agrees to reimburse, indemnify, defend and hold SunPower and its Affiliates and each of their respective directors, officers, employees, representatives, agents, advisors, consultants and counsel harmless from and against, on an After-Tax Basis, any and all Damages asserted against or incurred by such indemnitees by reason of or resulting from any and all of the following: (i) any bodily injury, death or physical damage to property caused by (A) any act or omission (including strict liability) or willful misconduct of any FPL Group Party or its agents or employees or others under an FPL Group Party’s direct control or (B) a breach by an FPL Group Party of its obligations hereunder or under any Purchase Order; (ii) claims by any Government Authority for any FPL Group taxes; and (iii) any claims with respect to employer’s liability or worker’s compensation filed by any employee of the FPL Group Parties.

(c)           If the joint, concurring, comparative or contributory fault, negligence or willful misconduct of the Parties or any Purchasing Entity gives rise to Damages for which a Party or any Purchasing Entity is entitled to indemnification under this Section 28, then such Damages shall be allocated between the Parties and the Purchasing Entities in proportion to their respective degrees of fault, negligence or willful misconduct contributing to such Damages.  This Section 28 shall survive the expiration or termination of this Agreement or any Purchase Order.

29. Financings.  SunPower shall provide such assistance as the FPL Group Parties may reasonably request in connection with current, or obtaining future, debt or equity financing to or for any projects in which the Products will be installed by FPL Group or any FPL Group Affiliate.  SunPower agrees that it shall make available to the FPL Group Parties and the Person providing such financing (“Financing Parties”), on a confidential basis, any information reasonably requested relating to the Products and SunPower’s obligations under this Agreement or any Purchase Order.  SunPower shall furnish such consents to assignment, estoppel certificates, certifications, lien waivers, amendments and representations as may be reasonably requested by such Financing Parties.  At any FPL Group Parties’ request, SunPower shall cooperate with the independent engineer and technical advisors, if any, of any Financing Parties.  In the event that such cooperation requires the expenditure by SunPower of an amount in excess of $20,000, the relevant FPL Group Party shall reimburse SunPower by the amount of such excess attributable to reasonable out of pocket costs and expenses (including but not limited to reasonable attorneys’ fees and expenses).

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30. Letter of Credit.

(a)           Upon the occurrence of a ***, SunPower shall, at its own expense, obtain and maintain, by renewal or replacement, until the end of the Warranty Period for all Products purchased (or required to be purchased) pursuant to this Agreement or any Purchase Order, an irrevocable, unconditional, transferable, standby, letter of credit in favor of FPL Group meeting the requirements of this Section 30 and in form and substance as set forth on Schedule 5 (the “Letter of Credit”) attached hereto.  The Letter of Credit shall be delivered to FPL Group within seven (7) calendar days after the occurrence of the ***. The Letter of Credit shall constitute security for SunPower’s obligations hereunder and under the Purchase Orders.  FPL Group may, in its sole discretion, assign the Letter of Credit to any Financing Party or their assignees or designees without the consent of SunPower.  All fees and charges, including, without limitation, issuing, commitment and operation fees and charges, relating to the Letter of Credit shall be borne by SunPower.  The Letter of Credit shall comply with and be subject to the following terms and conditions:

(i) Upon the date of issuance, the Letter of Credit shall have a face amount equal to ***.  If, at the end of any fiscal quarter of *** occurring after issuance of the Letter of Credit, no *** is occurring, then FPL Group shall return the Letter of Credit to the issuing bank.  SunPower’s obligation to obtain and maintain a Letter of Credit upon a *** shall continue at all times until the end of the Warranty Period for all Products purchased (or required to be purchased) pursuant to this Agreement or any Purchase Order even if one or more Letters of Credit have been issued and then returned to the issuing bank pursuant to the previous sentence.  For purposes of this Agreement, “Contract Value” shall mean an amount equal to ***.

(ii) The Letter of Credit shall be issued by a bank reasonably acceptable to FPL Group and must be able to be drawn upon in the United States.

(iii) FPL Group shall have the right to draw upon the Letter of Credit by presenting to the issuing bank a draw certificate in the form attached to Schedule 5.  FPL Group may draw upon the Letter of Credit to cure or protect FPL Group and/or Purchasing Entities from loss due to any breach or default under this Agreement or any Purchase Order, for payment of ***.  The Letter of Credit shall allow FPL Group to immediately draw up to the full amount then available for drawing thereunder in the event of any delay or failure by SunPower to renew the Letter of Credit within sixty (60) days prior to the expiration thereof if the Letter of Credit (irrespective of the expiration date on the face of the Letter of Credit) is required to be maintained pursuant to this Section 30.

(b)           For purposes of this Section 30, “***” shall be deemed to occur if, ***.

31. Corporate Guarantees.  ***.  Within thirty (30) days following the Effective Date, the Parties shall mutually agree upon a form of guaranty to be provided by NextEra Energy Resources, LLC (“NextEra”), which guaranty shall provide to SunPower an irrevocable, unconditional guarantee in a form reasonably agreeable to the Parties and under which NextEra’s maximum liability shall be capped at the aggregate Purchase Price for all Products under the relevant Purchase Order and which liability shall decrement dollar for dollar by payments of such

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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aggregate Purchase Price (the “NextEra Guaranty”).  The NextEra Guaranty shall be delivered concurrently with each Purchase Order and shall guaranty the performance of the obligations of those Purchasing Entities which are Affiliates of NextEra (other than FPL Group and Florida Power & Light Company).

32. Conditions to Purchase.  The obligations of FPL Group and the Purchasing Entities to purchase the Products under this Agreement and any Purchase Order are conditioned upon the State of Florida promulgating laws and the State of Florida Public Service Commission promulgating regulations, by no later than September 30, 2009 (or such later date as may be mutually agreed by the Parties hereto) (“Purchase Condition Date”), that allow FPLC to build, own and operate, and receive cost recovery for, photovoltaic solar electric generation facilities that would enable FPL Group to satisfy the Base Commitment for each year.  If such condition is not satisfied by the Purchase Condition Date, then FPL Group shall have the right, exercisable in its sole discretion, to reduce or eliminate the Base Commitment (including a reduction to 0MW) by reducing or eliminating any or all of the Monthly Shipment Quantities in Schedule 1 for the Base Commitment.  FPL Group shall notify SunPower of such reduction or elimination within seventy (70) days after the Purchase Condition Date.

33. Conversion Factor. For purposes of this Agreement, it shall be assumed that 1 MWAC shall be equivalent to ***MWDC for Solar Panels on a “T20” tracker, ***MWDC for Solar Panels on a “T0” tracker, and ***MWDC for Solar Panels on a fixed support structure; provided, however that the Parties may mutually agree upon a different conversion factor in the Purchase Order respecting any given project.

34. ***

35. ***

36. Third Party Beneficiaries.  Except with respect to the rights of the Financing Parties, permitted successors and assigns and the rights of indemnitees under this Agreement or any Purchase Order, (a) no Person that is not a Party or a Purchasing Entity shall have any rights or interest, direct or indirect, in the Agreement or any Purchase Order and (b) this Agreement and the Purchase Orders are intended solely for the benefit of the Parties and the Purchasing Entities, and the Parties and the Purchasing Entities expressly disclaim any intent to create any rights in any third party as a third-party beneficiary to this Agreement or any Purchase Order.

37. ***

38. ***

39. Defined Terms.  As used in this Agreement, including the appendices, exhibits and other attachments hereto, or any Purchase Order each of the following terms shall have the meaning assigned to such term as set forth below:

“2010 Base Commitment Deposit” has the meaning set forth in Section 2(b).

“2010 Additional Quantity Deposit” has the meaning set forth in Section 2(b).

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

31

“2010 Deposits” has the meaning set forth in Section 2(b).

“2011/2012 Base Commitment Initial Deposit” has the meaning set forth in Section 2(b).

“2011/2012 Base Commitment Additional Deposit” has the meaning set forth in Section 2(b).

“2011/12 Additional Quantity Initial Deposit” has the meaning set forth in Section 2(b).

“2011/2012 Deposits” has the meaning set forth in Section 2(b).

“Affiliate” has the meaning set forth in Section 9.

“After-Tax Basis” has the meaning set forth in Section 28.

“Agreement” has the meaning set forth in the first paragraph hereof, and all exhibits, schedules, and annexes hereto, as same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

“Applicable Laws” means any act, statute, law, regulation, permit, license, ordinance, rule, judgment, order, decree, directive, guideline or policy (to the extent mandatory) or any similar form of decision or determination by, or any interpretation or administration of, any of the foregoing by any Government Authority with jurisdiction over the Project, the Parties, the relevant Purchasing Entity or the obligations of the Parties or the relevant Purchasing Entity hereunder or under a Purchase Order.

“Base Commitment” has the meaning set forth in Schedule 1.

“***” has the meaning set forth in Section 34.

“BOS Support Structure Equipment” has the meaning set forth in Section 1(a).

“Contract Value” has the meaning set forth in Section 30(a).

“***” has the meaning set forth in Section 30(a).

“***” has the meaning set forth in Section 30(b).

“Damages” has the meaning set forth in Section 28(a).

“Defect” has the meaning set forth in Schedule 3.

“Delivery” means delivery of the Product to the Delivery Point.

“Delivery Point” has the meaning set forth in Section 3(a).

“Deposits” has the meaning set forth in Section 2(b).

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

32

“***” has the meaning set forth in Section 1(b).

“Disputes” has the meaning set forth in Section 17.

“Effective Date” has the meaning set forth in the opening paragraph hereof.

“EPC Contract” has the meaning set forth in Section 2(b).

“***” has the meaning set forth in Schedule 3.

“Excluded Purchases” means the purchase of photovoltaic modules or support structures: (A) in replacement of pieces of equipment purchased pursuant to an agreement with a third party, (B) pursuant to an agreement entered into by an Person that is, after execution of such agreement, acquired by an FPL Group Party, (C) pursuant to an agreement respecting a project that is, after execution of such agreement, acquired by an FPL Group Party and (D) in connection with any demonstration, experiment, research and development or educational projects, roof-top applications, academic institutions or charitable organizations.

“FCPA” has the meaning set forth in Section 25(b).

“Final Acceptance” has the meaning set forth in Section 3(d).

“Final Acceptance Certificate” has the meaning set forth in Section 3(d).

“Financing Parties” has the meaning set forth in Section 29.

“Force Majeure Event” has the meaning set forth in Section 22.

“FPLC” has the meaning set forth in Section 1(b).

“FPL Defaulting Party” has the meaning set forth in Section 14(f).

“FPL Event of Default” has the meaning set forth in Section 14(f).

“FPL Group” means FPL Group, Inc., a Florida corporation (as referenced in the opening paragraph hereof) and it includes its legal successors and those assignees as may be designated by FPL Group, in writing, pursuant to the terms of this Agreement.

“FPL Group Parties” means FPL Group and its Affiliates, including Purchasing Entities.

“GAAP” has the meaning set forth in Section 30(b).

“Government Authority” means any and all foreign, national, federal, state, county, city, municipal, local or regional (or equivalent) authorities, departments, bodies, commissions, corporations, branches, directorates, agencies, ministries, courts, tribunals, judicial authorities, legislative bodies, administrative bodies, regulatory bodies, autonomous or quasi autonomous

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

33

entities or taxing authorities or any department, municipality or other political subdivision thereof.

“Guaranteed Delivery Date” has the meaning set forth in Section 3(a).

“Initial Warranty Period” has the meaning set forth in Schedule 3.

“***” has the meaning set forth in Section 30(b).

“Intellectual Property Rights” has the meaning set forth in Section 9.

“Letter of Credit” has the meaning set forth in Section 30(a).

“Lien” means any lien, security interest, mortgage, hypothecation, encumbrance or other restriction on title or property interest.

“Liquidated Damages” has the meaning set forth in Section 3(b).

“Module Warranty Period” has the meaning set forth in Schedule 3.

“Non-Purchase Order Products” has the meaning set forth in Section 14(d).

“***” has the meaning set forth in Schedule 3.

“Optional Additional Quantities” has the meaning set forth in Section 1(b).

“Parties” means collectively, FPL Group and SunPower.

“Party” means individually, FPL Group or SunPower.

“Person” means an individual, partnership, corporation, limited liability company, company, business trust, joint stock company, trust, unincorporated association, joint venture, Government Authority or other entity of whatever nature

“PO LD Cap” has the meaning set forth in Section 3(b).

“Products” has the meaning set forth in Section 1(a).

“Product Warranty Period” has the meaning set forth in Schedule 3.

“Project” means the particular photovoltaic electrical generating facility into which a Product is or will be installed.

“Prudent Industry Practices” has the meaning set forth in Schedule 3.

“Purchase Order” has the meaning set forth in Section 1(b).

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

34

“Purchase Price” means the price for a particular Product as set forth in Schedule 1.

“Purchasing Entity” means FPL Group or its relevant Affiliate purchasing Products under this Agreement or a Purchase Order.

“Quantity Notice Date” has the meaning set forth in Section 1(b).

“Reduced Monthly Quantity” has the meaning set forth in Section 1(c).

“Scheduled Shipment Date” shall mean, with respect to a particular Product, the date that is *** (***) days prior to the Guaranteed Delivery Date for such Product.

“Solar Panels” has the meaning set forth in Section 1(a).

“***” has the meaning set forth in Section 34.

“SunPower” means SunPower Corporation, Systems, a Delaware corporation (as referenced in the opening paragraph hereof), and includes its legal successors and permitted assignees as may be accepted by FPL Group, in writing, pursuant to the terms of this Agreement.

“***” has the meaning set forth in Section 34.

“SunPower Event of Default” has the meaning set forth in Section 14(b).

“***” has the meaning set forth in Section 30(b).

“T0” has the meaning set forth in Section 33.

“T20” has the meaning set forth in Section 33.

“***” has the meaning set forth in Section 30(b).

“Tax” or “Taxes” means all fees, taxes, including sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible), customs, duties, tariffs, levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any Applicable Law or Government Authority (including penalties or other amounts payable pursuant to subtitle B of Title I of ERISA).

 “Term” has the meaning set forth in Section 14(a).

“Terminated Monthly Quantity” has the meaning set forth in Section 1(c).

“Terminated Monthly Quantity Prior Payments” has the meaning set forth in Section 1(c).

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

35

“Terminated Monthly Quantity Refund Amount” has the meaning set forth in Section 1(c).

“Termination Liability” has the meaning set forth in Section 1(c).

 “Termination Payment” has the meaning set forth in Section 1(c).

“Territory” has the meaning set forth in the Recitals to this Agreement.

“Warranty Period” has the meaning set forth in Schedule 3.

36

Execution Copy

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement as of the date and year first above written.

SunPower:

SunPower Corporation, Systems

By:           /s/ Howard Wenger
Name:  Howard Wenger
Title:    Executive Vice President

FPL Group:

FPL Group, Inc.

By:           /s/ Robert L. McGrath
Name:  Robert L. McGrath
Title:    Vice President

37

CONFIDENTIAL TREATMENT REQUESTED
--
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 1 – BASIC TERMS OF SALE – SOLAR PANELS AND BOS SUPPORT STRUCTURE EQUIPMENT

Schedule 1
Basic Terms of Sale -- Solar Panels and BOS Support Structure Equipment
(Sold as a single Product unit)

I.           Pricing and Base Commitment

Pricing:
2010 Product Pricing
Location
Product type	Outside of Florida	Florida
Solar Panel and T-20 tracker price ($/wattDC)	$***	*** *
Solar Panel and T-0 tracker price ($/wattDC)	$***	$*** **
Solar Panel and fixed support structure price ($/wattDC)	$***	$***
*T-20 tracker is not qualified for use in Florida due to hurricane wind loading
**$*** to qualify for hurricane wind loads

2011 Product Pricing
Location
Product type	Outside of Florida	Florida
Solar Panel and T-20 tracker price ($/wattDC)	$***	*** *
Solar Panel and T-0 tracker price ($/wattDC)	$***	$*** **
Solar Panel and fixed support structure price ($/wattDC)	$***	$***
*T-20 tracker is not qualified for use in Florida due to hurricane wind loading
**$*** to qualify for hurricane wind loads

2012 Product Pricing
Location
Product type	Outside of Florida	Florida
Solar Panel and T-20 tracker price ($/wattDC)	$***	*** *
Solar Panel and T-0 tracker price ($/wattDC)	$***	$*** **
Solar Panel and fixed support structure price ($/wattDC)	$***	$***
*T-20 tracker is not qualified for use in Florida due to hurricane wind loading
**$*** to qualify for hurricane wind loads

Base Commitment:

The following quantities comprise SunPower’s base commitment to supply the Products and FPL Group’s base commitment to purchase the Products (the “Base Commitment”):

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule1

Monthly Shipment Quantities* (MWAC)
	2010	2011	2012
January	*** **	*** MW	*** MW
February	*** **	*** MW	*** MW
March	*** **	*** MW	*** MW
April	*** **	*** MW	*** MW
May	*** **	*** MW	*** MW
June	*** **	*** MW	*** MW
July	*** **	*** MW	*** MW
August	*** **	*** MW	*** MW
September	*** **	*** MW	*** MW
October	*** MW	*** MW	*** MW
November	*** MW	*** MW	*** MW
December	*** MW	*** MW	*** MW
Total	100 MW	100 MW	100 MW

* FPL Group may adjust monthly shipment quantities within calendar year 2010 up to +***% or -***% and/or within any given calendar year 2011 or 2012 up to +/-***%, in each case upon written notice delivered to SunPower no less than *** months prior to the Scheduled Shipment Date for such quantities, so long as the annual amount for such calendar year remains the same.  In addition, FPL Group may adjust monthly shipment quantities within any given calendar year 2011 or 2012 up to +/-***MWAC upon written notice delivered to SunPower no less than *** months’ prior to the Scheduled Shipment Date for such quantities, so long as the annual amount for such calendar year remains the same.
** First ***MWAC of Base Commitment may be shipped as part of the ***

Optional Additional Quantities:

The following quantities may be purchased by FPL Group and its Affiliates in addition to the Base Commitment.

Monthly Shipment Quantities* (MWAC)
	2010	2011	2012
January	*** MW	*** MW	*** MW
February	*** MW	*** MW	*** MW
March	*** MW	*** MW	*** MW
April	*** MW	*** MW	*** MW
May	*** MW	*** MW	*** MW
June	*** MW	*** MW	*** MW
July	*** MW	*** MW	*** MW

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule1

August	*** MW	*** MW	*** MW
September	*** MW	*** MW	*** MW
October	*** MW	*** MW	*** MW
November	*** MW	*** MW	*** MW
December	*** MW	*** MW	*** MW
Total	100 MW	100 MW	100 MW

* FPL Group may adjust monthly shipment quantities within any calendar year 2010 up to +***% or -***% and/or within any given calendar year 2011 or 2012 up to +/-***%, in each case upon written notice delivered to SunPower no less than *** months prior to the Scheduled Shipment Date for such quantities. In addition, FPL Group may adjust monthly shipment quantities within any given calendar year 2011 or 2012 up to +/-***MWAC upon written notice delivered to SunPower no less than *** months’ prior to the Scheduled Shipment Date for such quantities.

Quantity Adjustments:  SunPower may deliver up to +/- ***% of a given scheduled monthly quantity (such month being a “Scheduled Month”) of the Products purchased under a particular Purchase Order without incurring Liquidated Damages, so long as (i) SunPower provides written notice thereof *** (***) calendar days prior to the Scheduled Shipment Date for such Products and (ii) the aggregate of the scheduled monthly quantities of such Products for the Scheduled Month and the next two (2) calendar months (“Maximum Delay Period”) are delivered to the Delivery Point within the earlier of (a) the expiration of the Maximum Delay Period or (b) the last Guaranteed Delivery Date under such Purchase Order.

***

II.           Product Specifications:

***

III.           Logo/Branding Requirements:

SUNPOWER PRIMARY LOGO (PURSUANT TO SECTION 11 OF THE AGREEMENT):

[Missing Graphic Reference]

SunPower shall provide the Products to the Purchasing Entity with all Product labels affixed.  The Purchasing Entity shall have no obligation to affix labels to the Products.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule1

LOGO CLEAR SPACE

There must be a certain amount of clear space around the SunPower logo in which no other elements of type or marks appear. (Excerpts from SunPower Corporate Style Guide - The Logo p.5)

Logo dimension on the box: 595 mm x 190 mm

Shedule 1

CONFIDENTIAL TREATMENT REQUESTED
--
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

Table of Contents

DescriptionPage
•	Detailed list of BOM Support Structure Equipment 2
•	SunPower™ Tracker T0 scope of supply 3
•	SunPower™ Tracker T20 scope of supply 4
•	SunPower™ Fixed Tilt scope of supply 5
•	SunPower™ Tracker T20 foundation design and scope of supply 6
•	SunPower™ Tracker T0 drive support design and scope of supply 7
•	SunPower™ Tracker T20 drive support design and scope of supply 8

Exhibit 1 to Schedule 1

Page 1of 8

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

Detailed list of BOM Support Structure Equipment
The specific materials, components and other items to be provided by SunPower for each of the four categories of BOS Support Structure Equipment consist of the following:

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 to Schedule 1

Page 2of 8

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

SunPower™ Tracker T0 scope of supply

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 to Schedule 1

Page 3of 8

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

SunPower™ Tracker T20 scope of supply

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 to Schedule 1

Page 4of 8

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

SunPower™ Fixed Tilt scope of supply

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 to Schedule 1

Page 5of 8

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

SunPower™ Tracker T20 foundation design and scope of supply

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 to Schedule 1

Page 6of 8

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

SunPower™ Tracker T0 drive support design and scope of supply

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 to Schedule 1

Page 7of 8

SCHEDULE 1
EXHIBIT 1 – EQUIPMENT LIST AND SCOPE OF SUPPLY

SunPower™ Tracker T20 drive support design and scope of supply

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1 to Schedule 1
Page 8of 8

SCHEDULE 2 – FORM OF PURCHASE ORDER

This Purchase Order (“PO”) Number: [___] is issued this [___] day of [______] by [________________], a [_____________] (hereafter, the “Purchasing Entity”) pursuant to that certain Photovoltaic Equipment Master Supply Agreement (“MSA”) dated April 21, 2009 between FPL Group, Inc. and SunPower Corporation, Systems (“SunPower”).

1.	Purchasing Entity. By issuing this PO, Purchasing Entity acknowledges and agrees that it is bound by the terms of the MSA.

2.
Products. Purchasing Entity hereby orders and agrees to purchase from SunPower the Products set out in Schedule 2-1 attached hereto. (The minimum order quantity is 10 MWAC except as otherwise mutually agreed in writing with SunPower).

3.
Purchase Price.  The aggregate Purchase Price and price breakdown for the Products ordered pursuant to this PO is as set forth in Schedule 2-2 attached hereto (“PO Price”).  Purchasing Entity shall pay the PO Price on a per-WattDC  basis in accordance with the terms of the MSA and Schedule 1 attached thereto, and in accordance with the following:

(a)	prior to execution of this PO, FPL Group or Purchasing Entity, as the case may be, shall have paid the applicable Deposit pursuant to Section 2 (b) of the MSA; and

(b)	the remainder of the PO Price shall be paid by Purchasing Entity in installments described in the Payment Schedule set forth in Section 2 (b) of the MSA; and

(c)	the remainder of the PO Price shall be paid in accordance with the terms set forth in Section 6 of the MSA.

4.
Guaranteed Delivery Date.  The Guaranteed Delivery Date(s) by which SunPower shall complete Delivery of the Products in accordance with the terms of the MSA are as set forth in Schedule 2-3 attached hereto.

5.	Delivery Point. This Delivery Point for the Products shall be as set forth in Schedule 2-3 attached hereto.

6.
Representations, Warranties and Covenants of Purchasing Entity.  If Purchasing Entity is an FPL Group Affiliate, Purchasing Entity hereby represents to SunPower that (a) it is duly organized, validly existing and in good standing in the jurisdiction of its organization, with full power and authority to issue and perform its obligations under this PO and (b) it has validly executed this PO and, upon delivery, this PO shall be a binding obligation of Purchasing Entity and enforceable against Purchasing Entity in accordance with its terms and the terms of the MSA.

7.	Notice. Any notice in relation to this PO or the MSA shall be given in accordance with Section 23 of the MSA; provided that a notice from SunPower to Purchasing Entity shall be sent to:

Schedule 2
Page 1of 6

[Insert Purchasing Entity name]
700 Universe Boulevard
Juno Beach, FL 33408-2683
Attention:   [___________]
Facsimile:   (561) XXX-XXXX
Phone:        (561) XXX-XXXX

8.
Further Assurances.  SunPower and Purchasing Entity agree to provide such information, execute and deliver any instruments and documents and to take such other actions as may be necessary or reasonably requested by the other Party which are not inconsistent with the provisions of this PO and the MSA and which do not involve the assumptions of obligations other than those provided for in this PO and the MSA, in order to give full effect to this PO and the MSA and to carry out the intent of this PO and the MSA.

9.
Incorporation of MSA.  This PO incorporates by reference all of the terms and conditions of the MSA (including Schedules to the MSA) and survives the termination of the MSA.  The terms and conditions of the MSA (including Schedules to the MSA) incorporated into this PO by reference shall survive the termination of the MSA.  All capitalized terms in this PO shall have the meaning assigned to such term in the MSA, unless otherwise stated herein.

[REMAINDER OF PAGE IS BLANK]

Schedule 2

Page 2of 6

SCHEDULE 2 – FORM OF PURCHASE ORDER

This PO is hereby issued pursuant to the MSA by the Purchasing Entity as of the date first above written.

[Insert Purchasing Entity name]

By:____________________________

Name:__________________________

Title:___________________________

ACKNOWLEDGED AND ACCEPTED:

If this PO complies with the requirements of Section 1(b)(ii) of the MSA, this PO is valid and SunPower is bound by the terms of this PO whether or not SunPower acknowledges or accepts this PO by countersigning this PO below.

SunPower Corporation, Systems

By:____________________________

Name:__________________________

Title:___________________________

Date:  ____________________________________

Schedule 2

Page 3of 6

SCHEDULE 2 – FORM OF PURCHASE ORDER

SCHEDULE 2-1

PRODUCTS ORDERED

The Solar Panels and BOS Support Structure Equipment (ordered as a single Product unit pursuant to the terms of the MSA) to be delivered by SunPower pursuant to this PO are:
Product type	Quantity (MWac)
Solar Panel and reinforced T-0 tracker
Solar Panel and T-20 tracker
Solar Panel and T-0 tracker
Solar Panel and fixed support structure

Schedule 2

Page 4of 6

SCHEDULE 2 – FORM OF PURCHASE ORDER

SCHEDULE 2-2

TOTAL PO PRICE

Total PO Price:                                                                $ ____________

Less Deposit already paid:                                                                           $ ____________

Amount of PO Price Outstanding:                                                                           $ ____________

Purchase Price Breakdown: ( Prices in MWdc x $/wattDC as per Schedule 1 to the MSA)
Product Unit	Quantity (MWac)	Price
Solar Panel and reinforced T-0 tracker
Solar Panel and T-20 tracker
Solar Panel and T-0 tracker
Solar Panel and fixed support structure

Milestone Payment Schedule for Purchase Order (In accordance with the terms of the MSA)
Payment (%)	Payment Amount	Payment Date

Schedule 2

Page 5of 6

SCHEDULE 2 – FORM OF PURCHASE ORDER

SCHEDULE 2-3

DELIVERY INSTRUCTIONS

1)	Delivery Point: __________________________________________________________
2)	Attn: Purchasing Entity Project contact: __________________________

3)	Guaranteed Delivery Date(s):

a.	______ MWac, by __________________(date)
b.	______ MWac, by __________________(date)

Schedule 2

SCHEDULE 3 – WARRANTIES

1	SunPower Warranties

1.1	SunPower warrants to the Purchasing Entities that all Products shall:

(a)	Be new and of good quality;

(b)	Be free from improper workmanship and Defects (as defined below);

(c)	Comply with all applicable requirements of all Applicable Laws and all permits applicable thereto; and

(d)	Be fit for the applicable Purchasing Entity’s use in photovoltaic solar power generation facilities.

SunPower’s warranty above expressly excludes (i) photovoltaic modules that have been subjected to misuse, abuse, neglect, alteration or improper application or improper removal by any party other than SunPower, (ii) cosmetic defects stemming from normal wear and tear of photovoltaic module materials, and (iii) Defects caused by the applicable Purchasing Entity’s failure to comply with the Installation and O&M Manual applicable to the Products.

“Defect” means, any designs, engineering, software, drawings, components, tools, Products, Other Warranted Work, manufacturing or workmanship that, in the applicable Purchasing Entity’s reasonable judgment:

1.	Do not conform to the terms or requirements of this Agreement or the relevant Purchase Order;
2.	Are not of uniform good quality, free from defects or deficiencies in design, application, manufacture or workmanship, or that contain improper or inferior workmanship; or
3.	Would adversely affect the:
a.	Performance of the Products under anticipated operating conditions;
b.	Continuous safe operation of the Products during the Products’ design life;
c.	Structural integrity of the Products;
d.	Economic value of the applicable Purchasing Entity’s investment in the Products, all as determined by reference to prudent utility practices.

Anything to the contrary notwithstanding, the Parties agree that a Product or Other Warranted Work shall be considered to be defective if it does not conform to Prudent Industry Practices:  “Prudent Industry Practices” mean those sound and prudent practices, acts, methods, specifications, codes and standards of design, engineering, assembly, safety and workmanship prudently and generally engaged in or observed by the majority of the professional engineering and manufacturing contractors performing engineering and manufacturing services for major, grid-connected solar electric generating facilities in the United States that, in the exercise of good judgment, would have been expected to accomplish the desired result in a manner consistent with Applicable Laws, any applicable permits, reliability, safety, environmental protection, local conditions,

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 3

economy and efficiency.

1.2
SunPower warrants to the FPL Group Parties and Purchasing Entities that all services (and items, documentation or other work provided pursuant to such services) (collectively, “Other Warranted Work”) provided by SunPower under this Agreement or any Purchase Order shall be free from Defects and shall be sufficient, in the applicable Purchasing Entity’s reasonable judgment, to permit the Products to be fit for the applicable Purchasing Entity’s use in photovoltaic solar power generation facilities.

1.3	SunPower warrants to the Purchasing Entities that:

***

All of the foregoing warranties provided for in this Section 1.3 expressly exclude (i) photovoltaic modules that have been subjected to misuse, abuse, neglect, alteration, improper application or improper removal by any party other than SunPower and (ii) Defects caused by the applicable Purchasing Entity’s failure to comply with the Installation and O&M Manual applicable to the Products.  Furthermore, the warranty provided for in clause (b) of this Section 1.3 shall also expressly exclude cosmetic defects stemming from normal wear and tear of photovoltaic module materials.

1.4
Except as expressly stated herein to the contrary, SunPower warrants that it shall remedy, in accordance with Section 2 of this Schedule 3, any Defects or breaches of warranty which appear prior to the expiration of: (a) *** with respect to the warranties set forth in Sections 1.1 and 1.2, as such period may be extended in accordance with the terms hereof, except with respect to (i) controllers, which shall expire ***, (ii) gearmotors, which shall expire *** (but the exclusive remedy for any Defects or breaches of warranty in Sections 1.1 and 1.2 relating to the gearmotors between *** shall be the supply of replacement parts) and (iii) drives, which shall expire *** (but the exclusive remedy for any Defects or breaches of warranty in Sections 1.1 and 1.2 relating to the drives between *** shall be the supply of replacement parts) (the “Initial Warranty Period”), (b) the period commencing on *** and ending on *** (the “Product Warranty Period”) with respect to the warranties set forth in Section 1.3(a) and (c) the period commencing on *** and ending on *** (the “Module Warranty Period”) with respect to the warranties set forth in Section 1.3(b) (each of the Initial Warranty Period, the Product Warranty Period and the Module Warranty Period, a “Warranty Period”, and collectively, the “Warranty Periods”).

The provisions of this Schedule apply to Products and Other Warranted Work performed by subcontractors and vendors, including Substitute Panels.  If and in the event FPL Group or a Purchasing Entity notifies SunPower of a Defect or breach of warranty, as applicable, within the given Warranty Period, SunPower, at SunPower’s expense, shall immediately respond to the notification and commence to remedy the Defect or breach of warranty.  Any repair or replacement performed by SunPower to accomplish to remedy a Defect or breach of warranty set forth in Sections 1.1 or 1.2 of this Schedule 3 shall be subject to ***.  SunPower’s obligations to remedy any Defects or breaches of warranty, as applicable, surfacing after the given Warranty Period shall be limited to the proceeds, if any, of any applicable insurance policy.  SunPower agrees to reasonably cooperate with the Purchasing Entities to effect the collection of any such insurance proceeds.

1.6
If, prior to or during the given Warranty Period for any warranty provided hereunder (as the same may be extended hereunder), *** or more of any type of component of the Products under a particular Purchase Order fails (for purposes hereof, a component shall

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Schedule 3

be deemed to have failed if it contains a Defect or is in breach of other warranty set forth in this Section 1, as applicable), then SunPower shall perform or cause to be performed a root-cause analysis with respect to such extensive component failure and, unless SunPower proves to the applicable Purchasing Entity’s sole satisfaction that the failure is not due to a design fault in such component, such component or components shall be re-designed and retrofitted, subject fully in each case to the warranties set forth in this Section 1, for a period of *** beginning on each date of the completion of the re-installation of such new component.  If SunPower proves to the applicable Purchasing Entity’s sole satisfaction that the failure is not due to a design fault in such component, then the given Warranty Period applicable for all such component or components shall be automatically extended for (a) an additional *** commencing on the date, in the case of each such component, when the failure occurred that caused the percentage of failures of components of that type to equal or exceed *** if such failure occurred at any time prior to *** and or (b) an additional *** commencing on the date, in the case of each such component, when the failure occurred that caused the percentage of failures of components of that type to equal or exceed *** if such failure occurred at any time on or after ***.

1.7
THE WARRANTIES OF SUNPOWER SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED (INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL WARRANTIES ARISING FROM COURSE OF DEALING AND USAGE OF TRADE).  The foregoing sentence is not intended to disclaim any other obligations of SunPower set forth herein.

2	Repair of Nonconforming Work.

2.1
If, during the given Warranty Period for any warranty provided hereunder, the Products are found to contain Defects or SunPower is otherwise in breach of any of the warranties set forth in Section 1 of this Schedule 3, as applicable, SunPower shall at its expense correct, repair or replace such Defect or otherwise cure such breach as promptly as practicable upon being given notice thereof.  The applicable Purchasing Entity shall provide SunPower with reasonable access to the Products in order to perform its obligation hereunder and SunPower and the applicable Purchasing Entity shall schedule such corrections or replacements as necessary so as to minimize disruptions to the applicable Purchasing Entity.  SunPower shall bear all costs and expenses associated with correcting any Defect or breach of warranty, including, without limitation, necessary disassembly, transportation, disposal (including disposal of defective Products), reassembly and retesting, as well as reworking, repair or replacement of such Products, disassembly and reassembly of piping, ducts, machinery, or other Products as necessary to give access to improper, defective or non-conforming Products and correction, removal or repair of any damage to other work or property that arises from the Defect or breach of warranty.  If SunPower is obligated to repair, replace or renew any Products, or any item or portion of the Products hereunder, SunPower will undertake a technical analysis of the problem and correct the “root cause” unless SunPower can demonstrate to the applicable Purchasing Entity’s reasonable satisfaction that there is not a risk of the reoccurrence of such problem.  SunPower’s obligations under this Section shall not be impaired or otherwise adversely affected by any actual or possible legal obligation or

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Schedule 3

duty of any vendor or subcontractor to SunPower or the applicable Purchasing Entity concerning any Defect or breach of warranty.  No such correction or cure, as the case may be, shall be considered complete until the applicable Purchasing Entity has reviewed and accepted such Product repair or replacement.

2.2
If SunPower fails to commence to complete the correction of any Defect or cure of any breach of warranty as required herein within five (5) days after receipt of notice from the applicable FPL Group or the applicable Purchasing Entity to perform such obligations or thereafter fails to diligently continue to complete such corrections or cure, then the FPL Group or the applicable Purchasing Entity may correct (or cause to be corrected) such Defect or cure (or cause to be cured) such breach of warranty and Sunpower shall be liable for all reasonable costs, charges, and expenses incurred by FPL Group or the applicable Purchasing Entity in connection therewith (including attorneys’ and other consultants’ fees), and SunPower shall, within fifteen (15) days after request therefor, pay to FPL Group or the applicable Purchasing Entity an amount equal to such costs, charges, and expenses.  Any such request by FPL Group or the applicable Purchasing Entity shall be accompanied by proper documentation evidencing such costs, charges and expenses.  Such correction of a Defect or cure of a breach of warranty by FPL Group or the applicable Purchasing Entity (or caused by FPL Group or the applicable Purchasing Entity) shall be deemed performed by SunPower and the Warranty Period applicable thereto for such repaired or replaced Products shall be extended in accordance with Section 1.4 of this Schedule 3.

2.3
If, during the a given Warranty Period, SunPower shall change, repair or replace any Product or component, the applicable Purchasing Entity, in its reasonable discretion, may require SunPower to conduct and satisfactorily complete any test required by the applicable Purchasing Entity with respect to the affected Products; provided, however, in connection with any performance of a test pursuant to this Section 2.3, appropriate allowance with respect to the performance of such Products shall be made for the fact that such Products may have operated prior thereto.  If after running such test pursuant to this Section, the results indicate a degradation in the performance of the Products (as measured against the test results used to satisfy the requirements of Section 1.3), then SunPower shall repair, correct or replace such affected Products and re-run such test until the Products perform at a level consistent with the performance of the Products immediately prior to the change, repair or replacement of such Products.

3	Proprietary Rights

Without limiting any of the provisions of this Agreement or any Purchase Order, if any Purchasing Entity or SunPower is prevented from completing its obligations under this Agreement or any Purchase Order or any part thereof, or from the use, operation, or enjoyment of the Products or any part thereof as a result of a claim, action or proceeding by any Person for unauthorized disclosure, use, infringement or misappropriation of any Intellectual Property Right arising from SunPower’s performance (or that of its subcontractors or vendors) under this Agreement or any Purchase Order, including, without limitation, any Products, Other Warranted Work, SunPower deliverables or other items and services provided by SunPower or any subcontractor or vendor hereunder, SunPower shall promptly, but in no event later than thirty (30) days from the date of any action or proceeding, take all actions necessary (all at SunPower’s sole expense, but subject to all the requirements of this Agreement) to remove such impediment, including:
Schedule 3

3.1
Secure termination of the injunction and procure for the applicable Purchasing Entity or its assigns, as applicable, the right to use such materials, Products, Other Warranted Work or SunPower deliverables in connection with the operation and maintenance of the Products, without obligation or liability; or

3.2	Replace such materials, Products or SunPower deliverables, with a non-infringing equivalent, or modify same to become non-infringing,

4	Repairs and Testing by the FPL Group Parties.

4.1	During the Warranty Period, without prior notice to SunPower and without affecting the warranties of SunPower hereunder, the Purchasing Entities shall be permitted to:

(a)
Make repairs or replacements on Products so long as the repair or replacement involves the correct installation of spare parts and is otherwise conducted in accordance with the applicable Installation and O&M Manual applicable to the Products; and

(b)	Adjust or test Products as outlined in the instruction manuals provided by SunPower or any subcontractor or vendor.

4.2
In the event of an emergency and if, in the reasonable judgment of the applicable Purchasing Entity, the delay that would result from giving notice to SunPower could cause serious loss or damage which could be prevented by immediate action, any action (including correction of Defects) may be taken by the applicable Purchasing Entity or a third party chosen by the applicable Purchasing Entity, without giving prior notice to SunPower, and in the case of a Defect, the reasonable cost of correction shall be paid by SunPower.  In the event such action is taken by the applicable Purchasing Entity, SunPower shall be promptly notified within five (5) Business Days after correction efforts are implemented, and shall assist whenever and wherever possible in making the necessary corrections.

5	Survival of Warranties

The provisions of this Schedule 3 shall survive the expiration or termination of this Agreement or the relevant Purchase Order.

Schedule 3

SCHEDULE 4 – PANEL WARRANTY

Schedule 4 – Panel Warranty

[Missing Graphic Reference]

SUNPOWER LIMITED WARRANTY FOR PV MODULES

1.	Limited Product Warranty – Ten (10) Year Repair, Replacement or Refund Remedy

SunPower Corporation with offices at 3939 North First Street, San Jose, CA 95134 (“SunPower”) warrants that for ten (10) years from the date of delivery, its Photovoltaic modules ("PV modules") shall be free from defects in materials and workmanship under normal application, installation, use and service conditions. If the PV modules fail to conform to this warranty, then for a period ending ten (10) years from date of delivery to the original end-customer ("the Customer"), SunPower will, at its option, either repair or replace the product, or refund the purchase price as paid by the Customer ("Purchase Price"). The repair, replacement or refund remedy shall be the sole and exclusive remedy provided under the Limited Product Warranty and shall not extend beyond the ten (10) year period set forth herein. This Limited Product Warranty does not warrant a specific power output, which shall be exclusively covered under clause 2 hereinafter (Limited Power Warranty).

2.	Limited Power Warranty

a)
SunPower additionally warrants: If, within twelve (12) years from date of delivery to the Customer any PV module(s) exhibits a power output less than 90% of the Minimum Peak Power1 as specified at the date of delivery in SunPower's Product datasheet, provided that such loss in power is determined by SunPower (at its sole and absolute discretion) to be due to defects in material or workmanship  SunPower will replace such loss in power by either providing to the Customer additional PV modules to make up such loss in power or by providing monetary compensation equivalent to the cost of additional PV modules required to make up such loss in power or by repairing or replacing the defective PV modules, at the option of SunPower

b)
SunPower additionally warrants: If, within twenty five (25) years from date of delivery to the Customer any PV module(s) exhibits a power output less than 80% of the Minimum Peak Power1 as specified at the date of delivery in SunPower's Product datasheet, provided that such loss in power is determined by SunPower  (at its sole and absolute discretion) to be due to defects in material or workmanship  SunPower will replace such loss in power by either providing to the Customer additional PV modules to make up such loss in power or by providing monetary compensation equivalent to the cost of additional PV modules required to make up such loss in power or by repairing or replacing the defective PV modules, at the option of SunPower.

3.	Exclusions and limitations

a)	Warranty claims must in any event be filed within the applicable Warranty period.
b)	Warranty claims may only be made by, or on the behalf of, the original end customer or a person to whom title has been transferred for the PV Modules.
c)	The Limited Warranties do not apply to any of the following:

1“Minimum Peak Power” = Peak power minus the Peak power tolerance (as specified in SunPower’s Product datasheet).   “Peak power” is the power in peak watts that a PV module generates at STC (Standard Test conditions: Irradiance of 1000 W/m2, light spectrum AM 1.5g and a cell temperature of 25 degrees C)

1.
PV modules which in SunPower's absolute judgment have been subjected to: misuse, abuse, neglect or accident; alteration, improper installation, improper application or improper removal; non-observance of the Instruction and O&M Manual applicable to the PV Modules; repair or modifications by someone other than an approved service technician of SunPower; power failure surges, lightning, flood, fire, accidental breakage or other events outside SunPower's control.

2.	Cosmetic defects stemming from normal wear and tear of PV module materials.
3.	PV modules installed in locations, which in SunPower’s absolute judgment may be subject to direct contact with salt water.
d)
The Limited Warranties do not cover any transportation costs for return of the PV modules, or for reshipment of any repaired or replaced PV modules, or cost associated with installation, removal or reinstallation of the PV modules.

e)	When used on a mobile platform of any type, the Limited Power Warranty, applying to any of the PV modules shall be limited to twelve (12) years as per the provisions of clause 2(a) hereof.
f)	Warranty claims will not apply if the type or serial number of the PV modules is altered, removed or made illegible.

4.	Limitation of Warranty Scope

SUBJECT TO THE LIMITIATIONS UNDER APPLICABLE LAW, THE LIMITED WARRANTIES SET FORTH HEREIN ARE EXPRESSLY IN LIEU OF AND EXCLUDE ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR PARTICULAR PURPOSE, USE, OR APPLICATION, AND ALL OTHER OBLIGATIONS OR LIABILITIES ON THE PART OF SUNPOWER, UNLESS SUCH OTHER WARRANTIES, OBLIGATIONS OR LIABILITIES ARE EXPRESSLY AGREED TO IN WRITING SIGNED AND APPROVED BY SUNPOWER. SUNPOWER SHALL HAVE NO RESPONSIBILITY OR LIABILITY WHATSOEVER FOR DAMAGE OR INJURY TO PERSONS OR PROPERTY OR FOR OTHER LOSS OR INJURY RESULTING FROM ANY CAUSE WHATSOEVER ARISING OUT OF OR RELATED TO THE PRODUCT, INCLUDING, WITHOUT LIMITATION, ANY DEFECTS IN THE MODULE, OR FROM USE OR INSTALLATION. UNDER NO CIRCUMSTANCES SHALL SUNPOWER BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, HOWSOEVER CAUSED. LOSS OF USE, LOSS OF PROFITS, LOSS OF PRODUCTION, LOSS OF REVENUES ARE THEREFORE SPECIFICALLY BUT WITHOUT LIMITATION EXCLUDED.

SUNPOWER'S AGGREGATE LIABILITY, IF ANY, IN DAMAGES OR OTHERWISE, SHALL NOT EXCEED THE PURCHASE PRICE PAID TO SUNPOWER BY THE CUSTOMER, FOR THE UNIT OF PRODUCT OR SERVICE FURNISHED OR TO BE FURNISHED, AS THE CASE MAY BE, WHICH GAVE RISE TO THE WARRANTY CLAIM.

SOME STATES DO NOT ALLOW LIMITATIONS ON IMPLIED WARRANTIES OR THE EXCLUSION OF DAMAGES SO THE ABOVE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU.

5.	Obtaining Warranty Performance

If you feel you have a justified claim covered by this Limited Warranty, immediately notify the (a) Installer, who sold the PV-modules, or (b) any authorized SunPower distributor, of the claim in writing, or (c) send such notification to SunPower Corporation, 3939 North First Street, San Jose, CA 95134, directly. In addition, please enclose evidence of the date of delivery of the PV module. If applicable, your installer or distributor will give advice on handling the claim. If further assistance is required, please write to SunPower for instructions. The return of any PV-modules will not be accepted unless prior written authorization has been given by SunPower.

SCHEDULE 5 – FORM OF LETTER OF CREDIT

________________________
________________________
________________________
Attention: Project General Manager

Re: Irrevocable Standby Letter of Credit No.

Gentlemen:

We hereby establish in your favor this Irrevocable Standby Letter of Credit No. _______ (the “Letter of Credit”) for the account of SunPower Corporation, Systems, a Delaware corporation (“SunPower”), effective immediately and expiring on the date set forth in numbered paragraphs 5 and 6 hereof.

This Letter of Credit is issued pursuant to the terms of that certain Photovoltaic Equipment Master Supply Agreement, dated as of April 21, 2009, between FPL Group, Inc. (“Beneficiary”), and SunPower, as the same may be amended (the “Agreement”).

1.	Stated Amount. The amount of funds available at any time under this Letter of Credit shall be U.S. $	(________________________ United States Dollars) (the “Stated Amount”).

2.
Drawings. A drawing hereunder may be made by you on any Business Day on or prior to the date this Letter of Credit expires by delivering to [L.C. issuing bank], at any time during its business hours on such Business Day, at [________________], a copy of this Letter of Credit together with (i) a Draw Certificate executed by an authorized person substantially in the form of Attachment A hereto (the “Draw Certificate”), appropriately completed and purportedly signed by your authorized officer and (ii) your draft substantially in the form of Attachment B hereto (the “Draft”), appropriately completed and purportedly signed by your authorized officer.  Partial drawings and multiple presentations may be made under this Letter of Credit.  Draw Certificates and Drafts under this Letter of Credit may be presented by the Beneficiary by means of facsimile or original documents sent by overnight delivery or courier to [L.C. issuing bank], at its address set forth above Attention: Standby Letter of Credit Unit.  In the event of a presentation by facsimile transmission, the original of such documents shall be sent to address set forth in the preceding sentence, as aforesaid, by overnight courier for receipt by us within one (1) Business Day of the date of such facsimile transmission.

3.
Time and Method for Payment. We hereby agree to honor a drawing hereunder made in compliance with this Letter of Credit by transferring in immediately available funds the amount specified in the Draft delivered to us in connection with such drawing to such account at such bank in the United States as you may specify in your Draw Certificate.  If the Draw Certificate is presented to us at such address by 10:00 a.m., PST on any Business Day, payment will be made not later than 3:00 p.m., PST of such day and if such Draw Certificate is so presented to us after 10:00 a.m., PST on any Business Day, payment will be made on the following Business Day. In clarification, we agree to honor the Draw Certificate upon receipt thereof, without regard to the truth or falsity of the assertions made therein.

Schedule 5

4.
Non-Conforming Demands. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefore and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may correct any such non-conforming demand.

5.
Expiration. This Letter of Credit shall automatically expire at the close of business on the earlier of a) ______________ ___, 201__; or b) the date on which we receive a Cancellation Certificate in the form of Attachment C hereto purportedly executed by your authorized officer upon which this Letter of Credit shall be cancelled.

6.	Business Day. As used herein, “Business Day” shall mean any day on which commercial banks are not authorized or required to close in the State of California.

7.
Governing Law. Except as far as otherwise expressly stated herein, this Letter of Credit is subject to the International Standby Practices (“ISP98”), except for Rule 3:14(a), International Chamber of Commerce Publication No. 590. As to matters not addressed by the ISP98, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of California and applicable U.S. federal law.

8.
Notices. All communications to you in respect of this Letter of Credit shall be in writing and shall be delivered to the address shown for you herein before or such other address as may from time to time be designated by you in a written notice to us. All documents to be presented to us hereunder and all other communications to us in respect of this Letter of Credit, which other communications shall be in writing, shall be delivered to the address for us indicated on the signature page hereof, or such other address as may from time to time be designated by us in a written notice to you.

9.           Irrevocability. This Letter of Credit is irrevocable.

10.
Transferability. We shall not authorize any transfer of this Letter of Credit until a transfer certificate, substantially in the form of Attachment D hereto, is completed to our satisfaction and received by us.  All transfer charges shall be for the account of the Beneficiary. This Letter of Credit may not be transferred to any person with whom U.S. persons are prohibited from doing business under U.S. Foreign Asset Control Regulations or other applicable U.S. laws and regulations.

11.
Complete Agreement. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except for the ISP-98 and Attachments A, B, C, and D hereto and the notices referred to herein and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

SINCERELY,

[L.C. ISSUING BANK]

Address:

Schedule 5

______________________

______________________

Schedule 5

SCHEDULE 5 – FORM OF LETTER OF CREDIT

ATTACHMENT A

FORM OF DRAW CERTIFICATE

The undersigned hereby certifies to [L.C. issuing bank] (the “Issuer”), with reference to Irrevocable Letter of Credit No. ________________ (the “Letter of Credit”) issued by Issuer in favor of the undersigned (“Beneficiary”) (capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Letter of Credit), as follows:

(1)	The undersigned is the ____________ of Beneficiary and is duly authorized by Beneficiary to execute and deliver this Certificate on behalf of Beneficiary.

(2)
Beneficiary hereby makes demand against the Letter of Credit by Beneficiary’s presentation of the draft accompanying this Certificate, for payment of _______________________ dollars (U.S.$__________), such amount, when aggregated together with any amount not drawn down, is not in excess of the Stated Amount (as in effect of the date hereof).

(3)	Beneficiary is entitled to draw the amount set forth in paragraph 2 hereof because:

[Check applicable provision(s)]

[___]	The conditions for a drawing pursuant to the Agreement or a Purchase Order (as defined in the Agreement) issued pursuant to the Agreement have been met.

[___]
The rating of the outstanding unsecured indebtedness of the bank or trust company that issued the Letter of Credit has fallen below a rating of A-, as determined by Standard and Poor’s Corporation, or a rating of A-3, as determined by Moody’s Investors Services, Inc., and SunPower has failed, within ten (10) days after receipt of written notice (copy attached) thereof by the Beneficiary to replace such Letter of Credit with another Letter of Credit issued by a financial institution acceptable to Beneficiary on the same terms as the Letter of Credit being replaced.

[___]	SunPower has failed to renew the Letter of Credit within sixty (60) Business Days prior to the expiration thereof.

(4)	You are hereby directed to make payment of the requested drawing to: (insert wire instructions)

Beneficiary Name and Address .

By: _____________________
Title: ____________________
Date: ___________________

Schedule 5

SCHEDULE 5 – FORM OF LETTER OF CREDIT

ATTACHMENT B

DRAWING UNDER IRREVOCABLE LETTER OF CREDIT NO. ------------------

Date:

ON:
If the Draw Certificate is presented by 10:00 a.m., PST on any Business Day, payment will be made not later than 3:00 p.m., PST of such day and if such Draw Certificate is so presented to us after 10:00 a.m., PST on any Business Day, payment will be made on the following Business Day.

PAY TO:                      Beneficiary Name

$                                U.S.

FOR VALUE RECEIVED AND CHARGE TO THE ACCOUNT OF LETTER OF CREDIT NO. __________________.

Beneficiary Name

By: _______________

Title:______________

Date:______________

Schedule 5

SCHEDULE 5 – FORM OF LETTER OF CREDIT

ATTACHMENT C

CANCELLATION CERTIFICATE

Irrevocable Letter of Credit No. _______________

The undersigned, being authorized by the undersigned (“Beneficiary”), on behalf of Beneficiary hereby certifies to [L.C. issuing bank] (“Issuer”), with reference to Irrevocable Letter of Credit No. ______________-- issued by Issuer to Beneficiary (the “Letter of Credit”; capitalized terms used herein and not defined herein shall have the respective meanings set forth or referenced in the Letter of Credit), that either (i) thirty (30) days have passed since the expiration of the Warranty Period (as defined in the Agreement) and SunPower has satisfied all obligations under the Agreement and all Purchase Orders (as defined in the Agreement) issued pursuant to the Agreement or (ii) the Agreement and all Purchase Orders (as defined in the Agreement) issued pursuant to the Agreement have been terminated and SunPower has performed all obligations and paid all amounts remaining due by SunPower following such termination.  Pursuant to Section 5 thereof, the Letter of Credit shall expire upon Issuer’s receipt of this certificate. Attached hereto is the Letter of Credit marked “Canceled”.

Beneficiary Name.

By:_____________________

Title:___________________

Date:___________________

Schedule 5

SCHEDULE 5 – FORM OF LETTER OF CREDIT

ATTACHMENT D

TRANSFER CERTIFICATE

Irrevocable Letter of Credit No. _____________

The undersigned Beneficiary hereby certifies to [L.C. issuing bank] (“Issuer”), with reference to Irrevocable Standby Letter of Credit No. ____________ (the “Letter of Credit”; capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Letter of Credit), that for value received Beneficiary hereby irrevocably transfers to _____________ (the “Transferee”) all rights of the undersigned under the Letter of Credit, including all rights of the undersigned to draw under the Letter of Credit and to execute and deliver drafts and draw certificates with respect hereto.

Beneficiary hereby certifies that the Transferee has agreed in writing for SunPower’s benefit to be bound by the provisions set forth herein.

By this transfer, all rights of Beneficiary under the Letter of Credit are transferred to Transferee and Transferee shall have sole rights with respect to the Letter of Credit relating to any amendments thereof and any notices thereunder; and all references to “Beneficiary” or “Owner” in the Letter of Credit, any drawing certificate in the form of Attachment A or the other Attachments to the Letter of Credit shall be deemed to mean the Transferee. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the undersigned. Simultaneous with delivery of this notice to Issuer, a copy of this notice is being transmitted to Transferee.

The Letter of Credit is returned herewith and Issuer is requested to endorse the transfer on the reverse thereof and forward it with your customary notice of transfer directly to the Transferee at the following address:

Beneficiary Name.
(or its permitted transferee in interest)

By: __________________________

Title: _________________________

Date: _________________________

SIGNATURE GUARANTEED
The First Beneficiary’s signature(s) with title(s) conforms with that on file with us and such is/are authorized for the execution of this instrument.
________________________________
(Name of Bank)
________________________________
(Bank Address)
________________________________
(City, State, Zip Code)
________________________________
(Telephone Number)
_________________________________
(Authorized Name and Title)
__________________________________
(Authorized Signature)

Schedule 5

SCHEDULE 6 – ***

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
Schedule 6

Schedule 7

FORM OF SUNPOWER’S FULL LIEN WAIVER AND RELEASE

THIS SUNPOWER’S FULL LIEN WAIVER AND RELEASE (“SunPower’s Full Lien Waiver and Release”) is made by SunPower Corporation, Systems, a Delaware Company (“SunPower”), on behalf of itself, its successors and assigns, and those acting by or through any of the foregoing, for and in consideration of [AMOUNT OF FINAL PAYMENT REQUEST] DOLLARS ($[________]) (“Final Payment”) and other good and valuable consideration, in hand paid, the receipt and sufficiency of which are hereby acknowledged, as full and final payment (i) on account of the following Products (as defined in the Contract Documents) and all labor, materials, equipment, services and other work relating to such Products (“Work”), including but not limited to those provided pursuant to that certain Purchase Order No. [___] dated [______], as amended (“Purchase Order”), issued by [_PURCHASING ENTITY__] (“Owner”) pursuant to that certain PHOTOVOLTAIC EQUIPMENT MASTER SUPPLY AGREEMENT, dated as of April 21, 2009, between FPL Group, Inc. (“FPL Group”) and SunPower, as the same may be amended from time to time (the “Agreement” and together with the Purchase Order, the “Contract Documents”) and (ii) under or relating to the Purchase Order (or under the Agreement with respect to the Purchase Order) if this SunPower’s Full Lien Waiver and Release relates to Final Acceptance (as defined in the Contract Documents) of the last Products to be supplied pursuant to the Purchase Order:

Products:  [DESCRIBE BY SERIAL NUMBERS]

Upon receipt of the undisputed portion of the Final Payment, SunPower does hereby unconditionally and irrevocably waive, release, remise, relinquish and quit-claim all actions, claims, demands, liens, lien rights and claims of lien, of any kind whatsoever with respect to payment for the above-noted Products and Work (and/or as described in items (i) and (ii) of the first paragraph hereof) which SunPower ever had, now has, or may have in the future, known or unknown, against the Project (as defined in the Contract Documents), or any property on which the Project is located or against FPL Group, Owner, its parents, subsidiaries and affiliates, at all tiers, and its and their insurers, sureties, employees, officers, directors, representatives, shareholders, agents, and all parties acting for any of them (collectively, the “Released Entities”), including, without limitation, all such claims related to, in connection with, or arising out of, all facts, acts, events, circumstances, changes or extra work, constructive or actual delays or accelerations, interferences and the like, which have occurred or may be claimed to have occurred, excluding any claim for payment of the disputed portion of the Final Payment.

SunPower warrants and represents that (a) SunPower has not assigned or pledged any rights or claims in any amount due or to become due from Owner; (b) payment has been or will be made to all subcontractors, laborers and material suppliers, at all tiers, for all labor, services, materials and equipment furnished by or through SunPower pursuant to the Contract Documents, including all payroll taxes and contributions required to be made; (c) no claims from subcontractors, vendors, mechanics or materialmen against the Released Entities have been submitted to SunPower with respect to the Contract Documents, Products or the Work that remain unsatisfied as of the date hereof; (d) no mechanics’ or materialmen’s liens have been filed with respect to the Contract Documents, the Project or any property on which the Project is located that have not been discharged or for which a bond has not been posted in accordance with the Contract Documents; (e) payment of all amounts due has been made to all consultants, employees, subcontractors, laborers and material suppliers, at all tiers, and all other entities, for

Schedule 7

all labor, services, materials and equipment furnished by or through SunPower with respect to the Contract Documents, Products or the Work, including, without limitation, all payroll taxes and contributions required to be made and all wages, overtime pay, premium pay, holiday pay, sick pay, personal leave pay, severance pay, fees, fringe benefits, commissions and reimbursable expenses required to be paid and all deductions for dues, fees or contributions required to be made in connection with all collective bargaining agreements in existence, if any, which affect any worker(s) providing services under the Contract Documents; and (f) all contracts with consultants and subcontractors employed, used or engaged by SunPower in connection with the Contract Documents, Products or the Work have been completed or have been terminated.

SunPower agrees to defend, indemnify and hold the Released Entities harmless from and against any and all actions, causes of action, losses or damages of whatever kind, including, without limitation, reasonable attorneys’ fees and costs in arbitration and at the pre-trial, trial and appellate levels, which the Released Entities may suffer by reason of (a) any claim made against the Project or any property on which the Project is located or any of the Released Entities relating to labor, services, materials or equipment furnished by or through SunPower, or (b) any breach of any representation or warranty made by the SunPower to Owner, including the representations and warranties included herein, any false statement made in this SunPower’s Full Lien Waiver and Release or any misrepresentation or omission made to Owner by SunPower.

SunPower acknowledges and agrees that (a) Owner is relying upon the representations and warranties made herein as a material inducement for Owner to make payment to the SunPower; (b) this SunPower’s Full Lien Waiver and Release is freely and voluntarily given by the SunPower, and SunPower has had the advice of counsel in connection herewith and is fully informed as to the legal effects of this SunPower’s Full Lien Waiver and Release, and SunPower has voluntarily accepted the terms herein for the consideration recited above; and (c) the tendering of payment by Owner and the receipt of payment and the execution of this SunPower’s Full Lien Waiver and Release by SunPower shall not, in any manner whatsoever, release SunPower from (i) its continuing obligations with respect to the completion of any obligations under the Contract Documents that remain incomplete, including any warranty or guarantee, or the correction of defective or non-conforming Products; (ii) any contractual, statutory or common law obligations of SunPower with respect to the Released Entities; or (iii) any other obligations of SunPower with respect to Released Entities.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURES APPEAR ON FOLLOWING PAGE.]

  Schedule 7

Dated this ___day of _____________, 20___.

SunPower Corporation, Systems:
WITNESSES:

_________________________________                                                                            By:           ________________________________
Name:____________________________                                                                                 Name:______________________________
      Title:_______________________________
_________________________________                                                                                 Address:____________________________
Name:____________________________                                                                                              _____________________________
                   _____________________________

[CONSULT NOTARIAL REQUIREMENTS OF THE RELEVANT STATE AND AMEND ACKNOWLEDGMENT AS NECESSARY PRIOR TO SIGNING]

NOTARIAL ACKNOWLEDGMENT

STATE OF __________                                           )
                                           )  ss:
COUNTY OF _________                                           )
The foregoing instrument was acknowledged before me this _____ day of __________, 200__, by ________________________, the _____________________ of [___________], a [__________________], who executed the foregoing instrument on behalf of said corporation, and who is personally known to me or who produced ______________________ as identification.

_____________________________________
Name:             ______________________________
Notary Public, State of ___________________.

Commission No._______________________
My Commission expires: ________________
(Seal)

SCHEDULE 8 – BASIC PRODUCT SUPPORT

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
 Schedule 8

SCHEDULE 9 – ACCEPTANCE AND DEGRADATION TESTING

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 10 – FORM OF FINAL ACCEPTANCE CERTIFICATE

Form of Final Acceptance Certificate
(Page 1 of 2)

Date:           ______________

1.
Unless otherwise defined herein, the capitalized terms used throughout this certificate shall have the meanings ascribed to same in the Photovoltaic Equipment Master Supply Agreement dated as of April 21, 2009 (as the same may be amended, modified and supplemented from time to time, the “Agreement”) by and between FPL Group, Inc, a Florida corporation (“FPL Group”) and SunPower Corporation, Systems, a Delaware Corporation (“Supplier”).

2.	This Certificate is executed in connection with Purchase Order No. [__] dated [_____], 2009 (“Purchase Order”) issued by [_____________] (“Purchasing Entity”) pursuant to the Agreement.

3.	Supplier certifies and represents to the Purchasing Entity that the following statements are true as of the date of delivery hereof:

a)	The Supplier has satisfied all of the requirements for the achievement of Final Acceptance in accordance with the Agreement and the Purchase Order.

b)
Supplier has delivered this form, completed except for signature by the Purchasing Entity, to the Purchasing Entity’s duly authorized representative referred to in Section 3 of the Agreement on the above date.

4.	The person signing below is authorized to submit this form to the Purchasing Entity for and on behalf of Supplier.

SunPower Corporation, Systems,
as Supplier

By:           ____________________________
Name:           ____________________________
Title:           ____________________________

Schedule 10

SCHEDULE 10 – FORM OF FINAL ACCEPTANCE CERTIFICATE

Form of Final Acceptance Certificate
(Page 2 of 2)

The Purchasing Entity to cross through one (1) of the following statements:

A.	The Purchasing Entity agrees that Final Acceptance has been achieved. This Certificate was received by FPL on the date first written above and is effective as of that date.

B.	The Purchasing Entity does not agree that Final Acceptance has been achieved by the Supplier due to the following:

__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________

Purchasing Entity:

The person signing below is authorized to sign the Final Acceptance Certificate for and on behalf of the Purchasing Entity.

By:           ____________________________                                                                           Date:           _________________
Name:           ____________________________
Title:           ____________________________

Schedule 10 Page 2 of 2